Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	FY
Trading Symbol	TUDO
Entity Registrant Name	TUDOU HOLDINGS LTD
Entity Central Index Key	0001499599
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Class A ordinary shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	8,913,333
Class B ordinary shares
Document Information [Line Items]
Entity Common Stock, Shares Outstanding	104,512,229

CONSOLIDATED BALANCE SHEETS	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2010 Ordinary shares CNY	Dec. 31, 2011 Class A ordinary shares USD ($)	Dec. 31, 2011 Class A ordinary shares CNY	Dec. 31, 2011 Class B ordinary shares USD ($)	Dec. 31, 2011 Class B ordinary shares CNY	Dec. 31, 2010 Series A preferred shares CNY	Dec. 31, 2010 Series B preferred shares CNY	Dec. 31, 2010 Series C preferred shares CNY	Dec. 31, 2010 Series D preferred shares CNY	Dec. 31, 2010 Series E preferred shares CNY	Dec. 31, 2011 Premium content licensed USD ($)	Dec. 31, 2011 Premium content licensed CNY	Dec. 31, 2010 Premium content licensed CNY	Dec. 31, 2011 Content produced USD ($)	Dec. 31, 2011 Content produced CNY	Dec. 31, 2010 Content produced CNY
Current assets:
Cash and cash equivalents	$ 138,546,919	872,000,453	263,150,775
Restricted cash	15,377,861	96,786,719	66,227,000
Short term investments			5,837,246
Accounts receivable, net	38,101,048	239,804,186	243,033,349
Prepayments and other current assets	2,842,233	17,888,737	28,299,804
Total current assets	206,415,050	1,299,155,686	614,181,576
Content														10,241,835	64,461,085	1,070,902	1,305,154	8,214,506	6,562,500
Equipment	14,106,977	88,787,903	46,405,816
Intangible assets	982,406	6,183,164	1,626,290
Other assets	669,140	4,211,498	4,353,859
Other long-term receivables	1,588,840	10,000,000
Prepayment for content to be licensed	22,680,739	142,750,301
Content licensed	22,466,791	141,403,738	32,174,634
Total assets	268,909,943	1,692,492,290	698,742,175
Current liabilities:
Accounts payable	20,121,602	126,643,349	66,812,485
Business taxes payable	5,980,499	37,640,665	21,158,672
Accrued liabilities and other payables	36,664,788	230,764,509	134,990,897
Short-term loan	13,241,950	83,343,510	61,243,510
Share-based compensation liability			134,153,348
Total current liabilities	76,008,839	478,392,033	418,358,912
Warrant liabilities			154,039,611
Total liabilities	76,008,839	478,392,033	572,398,523
Commitments and contingencies (Note 15)
Mezzanine Equity
Redeemable convertible preferred shares									7,381,256	56,292,851	125,831,300	376,169,360	351,402,129
Shareholders' equity/(deficits)
Additional paid-in capital	403,862,413	2,541,869,642	11,054,330
Accumulated deficits	(210,973,163)	(1,327,843,993)	(801,797,274)
Total shareholders' equity/(deficits)	192,901,104	1,214,100,257	(790,733,244)
Ordinary shares				9,700	932	5,863	10,922	68,745
Total liabilities and shareholders' equity	$ 268,909,943	1,692,492,290	698,742,175

CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Ordinary shares
Ordinary shares, par value	$ 0.0001
Ordinary shares, shares authorized	9,928,751,976	9,928,751,976
Ordinary shares, shares issued		12,000,000
Ordinary shares, shares outstanding		12,000,000
Class A ordinary shares
Ordinary shares, par value	$ 0.0001
Ordinary shares, shares authorized	12,357,500	12,357,500
Ordinary shares, shares issued	8,913,333
Ordinary shares, shares outstanding	8,913,333
Class B ordinary shares
Ordinary shares, par value	$ 0.0001
Ordinary shares, shares authorized	9,977,642,500	9,977,642,500
Ordinary shares, shares issued	104,512,229
Ordinary shares, shares outstanding	104,512,229
Series A preferred shares
Redeemable convertible preferred shares, par value	$ 0.0001
Redeemable convertible preferred shares, shares authorized	6,000,000	6,000,000
Redeemable convertible preferred shares, shares issued		6,000,000
Redeemable convertible preferred shares, shares outstanding		6,000,000
Redeemable convertible preferred shares, Liquidation value		749,970
Series B preferred shares
Redeemable convertible preferred shares, par value	$ 0.0001
Redeemable convertible preferred shares, shares authorized	11,333,340	11,333,340
Redeemable convertible preferred shares, shares issued		11,333,340
Redeemable convertible preferred shares, shares outstanding		11,333,340
Redeemable convertible preferred shares, Liquidation value		16,999,970
Series C preferred shares
Redeemable convertible preferred shares, par value	$ 0.0001
Redeemable convertible preferred shares, shares authorized	13,781,800	13,781,800
Redeemable convertible preferred shares, shares issued		13,781,800
Redeemable convertible preferred shares, shares outstanding		13,781,800
Redeemable convertible preferred shares, Liquidation value		38,000,000
Series D preferred shares
Redeemable convertible preferred shares, par value	$ 0.0001
Redeemable convertible preferred shares, shares authorized	21,671,117	21,671,117
Redeemable convertible preferred shares, shares issued		21,671,117
Redeemable convertible preferred shares, shares outstanding		21,671,117
Redeemable convertible preferred shares, Liquidation value		85,200,000
Series E preferred shares
Redeemable convertible preferred shares, par value	$ 0.0001
Redeemable convertible preferred shares, shares authorized	18,461,767	18,461,767
Redeemable convertible preferred shares, shares issued		18,461,767
Redeemable convertible preferred shares, shares outstanding		18,461,767
Redeemable convertible preferred shares, Liquidation value		75,000,000

CONSOLIDATED STATEMENTS OF OPERATIONS	12 Months Ended
	Dec. 31, 2011 USD ($)		Dec. 31, 2011 CNY		Dec. 31, 2010 CNY		Dec. 31, 2009 CNY		Dec. 31, 2011 Series A Preferred Stock USD ($)	Dec. 31, 2011 Series A Preferred Stock CNY	Dec. 31, 2010 Series A Preferred Stock CNY	Dec. 31, 2009 Series A Preferred Stock CNY	Dec. 31, 2011 Series B Preferred Stock USD ($)	Dec. 31, 2011 Series B Preferred Stock CNY	Dec. 31, 2010 Series B Preferred Stock CNY	Dec. 31, 2009 Series B Preferred Stock CNY	Dec. 31, 2011 Series C Preferred Stock USD ($)	Dec. 31, 2011 Series C Preferred Stock CNY	Dec. 31, 2010 Series C Preferred Stock CNY	Dec. 31, 2009 Series C Preferred Stock CNY	Dec. 31, 2011 Series D Preferred Stock USD ($)	Dec. 31, 2011 Series D Preferred Stock CNY	Dec. 31, 2010 Series D Preferred Stock CNY	Dec. 31, 2009 Series D Preferred Stock CNY	Dec. 31, 2011 Series E Preferred Stock USD ($)	Dec. 31, 2011 Series E Preferred Stock CNY	Dec. 31, 2010 Series E Preferred Stock CNY
Revenue	$ 90,979,162		572,613,750		329,453,609		100,805,799
Less: Sales taxes	(9,599,514)		(60,418,386)		(43,195,533)		(11,658,458)
Net revenue	81,379,648		512,195,364		286,258,076		89,147,341
Cost of revenues	(67,977,204)	[1]	(427,841,723)	[1]	(226,399,229)	[1]	(127,182,087)	[1]
Gross profit / (loss)	13,402,444		84,353,641		59,858,847		(38,034,746)
Operating expenses:
Sales and marketing expenses	(45,575,516)	[1]	(286,847,739)	[1]	(143,224,062)	[1]	(73,435,247)	[1]
General and administrative expenses	(27,800,185)	[1]	(174,971,586)	[1]	(104,911,440)	[1]	(37,585,601)	[1]
Impairment of equipment							(2,372,289)	[1]
Total operating expenses	(73,375,701)		(461,819,325)		(248,135,502)		(113,393,137)
Loss from operations	(59,973,257)		(377,465,684)		(188,276,655)		(151,427,883)
Finance income	67,972		427,810		330,967		3,103,750
Finance expense	(758,093)		(4,771,362)		(12,851,263)
Other income/(expense), net	(21,245)		(133,716)		1,370		(63,043)
Foreign exchange gain/(loss)	(2,460,517)		(15,486,249)		(10,957,198)		3,610,023
Beneficial conversion charge on convertible loan					(10,966,998)
Fair value changes in warrant liabilities	(18,070,285)		(113,732,565)		(124,680,060)
Loss before income taxes	(81,215,425)		(511,161,766)		(347,399,837)		(144,777,153)
Income taxes
Net loss	(81,215,425)		(511,161,766)		(347,399,837)		(144,777,153)
Accretion and effect of foreign exchange movement									(45,222)	(284,625)	(624,453)	(847,959)	301,299	1,896,347	1,746,747	54,400	673,493	4,238,900	3,904,500	121,600	2,013,391	12,672,080	11,672,400	363,520	(5,307,942)	(33,407,655)	(31,683,102)
Net loss attributable to ordinary shareholders	$ (83,580,406)		(526,046,719)		(362,383,745)		(145,085,592)
Loss per ordinary share
Basic and diluted	$ (1.67)		(10.51)		(30.2)		(12.09)
Weighted average number of ordinary shares used in computing loss per share
Basic and diluted	50,069,321		50,069,321		12,000,000		12,000,000

[1]	Share-based compensation was allocated in cost of revenue and operating expenses as follows: Cost of revenues 1,875,564 14,133,016 14,177,071 2,252,510 Sales and marketing expenses 3,491,755 31,025,332 39,474,846 6,271,921 General and administrative expenses 6,155,031 59,418,021 51,382,824 8,163,909

CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical)	12 Months Ended
	Dec. 31, 2011 Cost of revenues USD ($)	Dec. 31, 2011 Cost of revenues CNY	Dec. 31, 2010 Cost of revenues CNY	Dec. 31, 2009 Cost of revenues CNY	Dec. 31, 2011 Selling and Marketing Expense USD ($)	Dec. 31, 2011 Selling and Marketing Expense CNY	Dec. 31, 2010 Selling and Marketing Expense CNY	Dec. 31, 2009 Selling and Marketing Expense CNY	Dec. 31, 2011 General and Administrative Expense USD ($)	Dec. 31, 2011 General and Administrative Expense CNY	Dec. 31, 2010 General and Administrative Expense CNY	Dec. 31, 2009 General and Administrative Expense CNY
Share-based compensation	$ 2,252,510	14,177,071	14,133,016	1,875,564	$ 6,271,921	39,474,846	31,025,332	3,491,755	$ 8,163,909	51,382,824	59,418,021	6,155,031

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY/(DEFICITS)	Total USD ($)	Total CNY	Series A Preferred Stock CNY	Series B Preferred Stock CNY	Series C Preferred Stock CNY	Series D Preferred Stock CNY	Series E Preferred Stock CNY	Ordinary shares CNY	Additional paid in capital USD ($)	Additional paid in capital CNY	Additional paid in capital Series B Preferred Stock CNY	Accumulated deficits USD ($)	Accumulated deficits CNY	Accumulated deficits Series A Preferred Stock CNY	Accumulated deficits Series B Preferred Stock CNY	Accumulated deficits Series C Preferred Stock CNY	Accumulated deficits Series D Preferred Stock CNY	Accumulated deficits Series E Preferred Stock CNY	Class A ordinary shares USD ($)	Class A ordinary shares CNY	Class B ordinary shares USD ($)	Class B ordinary shares CNY	Class B ordinary shares Series B Preferred Stock CNY
Beginning Balance at Dec. 31, 2008		(294,230,905)						9,700		87,332			(294,327,937)
Beginning Balance (in shares) at Dec. 31, 2008								12,000,000
Net loss		(144,777,153)											(144,777,153)
Accretion and effect of foreign exchange movement on Convertible Redeemable to redemption value			(847,959)	54,400	121,600	363,520								(847,959)	54,400	121,600	363,520
Ending Balance at Dec. 31, 2009		(439,316,497)						9,700		87,332			(439,413,529)
Ending Balance (in shares) at Dec. 31, 2009								12,000,000
Beneficial conversion feature on convertible note		10,966,998								10,966,998
Net loss		(347,399,837)											(347,399,837)
Accretion and effect of foreign exchange movement on Convertible Redeemable to redemption value			(624,453)	1,746,747	3,904,500	11,672,400	(31,683,102)							(624,453)	1,746,747	3,904,500	11,672,400	(31,683,102)
Ending Balance at Dec. 31, 2010		(790,733,244)						9,700		11,054,330			(801,797,274)
Beginning Balance (in shares) at Dec. 31, 2010								12,000,000
Preferred shares converted into ordinary shares (in shares)																						69,914,684
Preferred shares converted into ordinary shares		931,961,850								931,917,107												44,743
Conversion of Series E preferred share (resulting from the exercise of warrant) to Class B Ordinary Shares (in shares)																						9,230,878
Conversion of Series E preferred share (resulting from the exercise of warrant) to Class B Ordinary Shares		428,195,716								428,189,809												5,907
Reclassification of the liability awards to equity awards in conjunction with the initial public offering (Note 12)		134,153,348								134,153,348
Share-based compensation (Note 12)		105,034,741								105,034,741
Net loss	(81,215,425)	(511,161,766)											(511,161,766)
Accretion and effect of foreign exchange movement on Convertible Redeemable to redemption value			(284,625)	1,896,347	4,238,900	12,672,080	(33,407,655)							(284,625)	1,896,347	4,238,900	12,672,080	(33,407,655)
Division of ordinary shares into Class A Ordinary Shares and Class B Ordinary Shares upon the initial public offering (in shares)								(12,000,000)												8,913,333		3,086,667
Division of ordinary shares into Class A Ordinary Shares and Class B Ordinary Shares upon the initial public offering								(9,700)												5,863		3,837
Issuance of Class B Ordinary Shares in the initial public offering, net-off the issuance cost (in shares)																							22,280,000
Issuance of Class B Ordinary Shares in the initial public offering, net-off the issuance cost				931,534,565							931,520,307												14,258
Ending Balance at Dec. 31, 2011	$ 192,901,104	1,214,100,257							$ 403,862,413	2,541,869,642		$ (210,973,163)	(1,327,843,993)						$ 932	5,863	$ 10,922	68,745
Ending Balance (in shares) at Dec. 31, 2011																			8,913,333		104,512,229

CONSOLIDATED STATEMENTS OF CASH FLOWS	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 CNY	Dec. 31, 2010 CNY	Dec. 31, 2009 CNY		Dec. 31, 2011 Intangible assets USD ($)	Dec. 31, 2011 Intangible assets CNY	Dec. 31, 2011 Other assets USD ($)	Dec. 31, 2011 Other assets CNY	Dec. 31, 2011 Premium content licensed USD ($)	Dec. 31, 2011 Premium content licensed CNY	Dec. 31, 2010 Premium content licensed CNY	Dec. 31, 2009 Premium content licensed CNY	Dec. 31, 2011 Content produced USD ($)	Dec. 31, 2011 Content produced CNY	Dec. 31, 2010 Content produced CNY	Dec. 31, 2011 Equipment USD ($)	Dec. 31, 2011 Equipment CNY	Dec. 31, 2010 Equipment CNY	Dec. 31, 2009 Equipment CNY
Cash flows from operating activities
Net loss	$ (81,215,425)	(511,161,766)	(347,399,837)	(144,777,153)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation of equipment	4,705,285	29,614,603	20,681,661	19,629,792
Provision for doubtful accounts	7,015,537	44,155,087	7,500,531	3,515,026
Write-down of the content licensed			10,712,277	1,904,074
Share-based compensation	16,688,340	105,034,741	104,576,369	11,522,350
Impairment of equipments				2,372,289	[1]
Interest expense for the accretion of the convertible loan			10,249,998
Beneficial conversion charge on convertible loan			10,966,998
Fair value changes in warrant liabilities	18,070,285	113,732,565	124,680,060
Foreign exchange loss/(gain)	2,460,517	15,486,249	10,957,198	(3,610,023)
Changes in operating assets and liabilities:
Accounts receivables	(6,502,474)	(40,925,924)	(179,425,363)	(50,920,073)
Prepayments and other current assets	(537,910)	(3,385,554)	(18,169,499)	1,538,034
Content produced	(1,424,317)	(8,964,506)	(8,149,000)
Other assets			(4,353,859)
Other long-term receivables	(1,588,840)	(10,000,000)
Accounts payable	6,431,620	40,479,974	45,929,468	9,592,292
Business taxes payable	2,618,725	16,481,993	15,804,442	4,229,425
Other payables and accruals	16,777,581	105,596,416	70,859,585	42,199,205
Amortization						56,490	355,545	22,619	142,361	15,498,566	97,546,423	24,209,941	8,006,828	1,161,839	7,312,500	1,586,500
Net cash provided by / (used in) operating activities	238,438	1,500,707	(98,782,530)	(94,797,934)
Cash flows from investing activities
Purchase of equipment	(10,866,460)	(68,392,412)	(27,595,513)	(24,736,361)
Purchase of intangible assets	(780,504)	(4,912,419)	(1,626,290)
Advance payment for premium content to be licensed	(22,680,739)	(142,750,301)
Cash paid for content licensed	(40,423,124)	(254,419,098)	(68,167,754)	(9,910,902)
Cash received from maturity of short-term investment	927,445	5,837,246	84,211,616	11,312,175
Cash paid for short-term investments			(5,837,246)	(84,211,616)
Net increase in restricted cash	(4,855,450)	(30,559,719)	(66,227,000)
Net cash used in investing activities	(78,678,832)	(495,196,703)	(85,242,187)	(107,546,704)
Cash flows from financing activities
Proceeds from issuance of the redeemable convertible preferred shares			236,434,080
Cash received from short-term loan	8,364,211	52,643,510	81,243,510
Cash paid for the repayment of short-term loan	(4,852,875)	(30,543,510)	(20,000,000)
Cash received from issuance of convertible loan			102,394,500
Cash received from exercise of warrants	25,488,734	160,423,540
Cash received from public offering	152,748,136	961,381,493
Cash paid for public offering costs	(4,110,823)	(25,873,110)	(3,973,818)
Net cash provided by financing activities	177,637,383	1,118,031,923	396,098,272
Net increase/(decrease) in cash	99,196,989	624,335,927	212,073,555	(202,344,638)
Cash and cash equivalents at beginning of year	41,810,447	263,150,775	62,034,418	260,769,033
Effect of foreign exchange rate change on cash	(2,460,517)	(15,486,249)	(10,957,198)	3,610,023
Cash and cash equivalents at end of year	138,546,919	872,000,453	263,150,775	62,034,418
Supplementary Disclosure of Cash Flow Information
Cash paid for income taxes
Cash paid for interest	746,617	4,699,135	2,081,693
Supplementary Disclosure of Non-cash Investing and Financial Activities
Unpaid deferred expenses/payables related to the initial public offering			9,822,804
Conversion of the convertible loan to redeemable convertible preferred shares			102,394,500
Conversion of preferred shares to Class B Ordinary Shares	148,073,825	931,961,850
Cashless conversion of Series E preferred shares (resulting from the exercise of warrant) to Class B Ordinary Shares	42,544,714	267,772,176
Capitalized expenses related to public offering prepaid in prior year	631,376	3,973,818
Payables										$ 4,190,892	26,377,055	10,630,443	1,088,250				$ 1,865,822	11,743,300	8,139,022	7,211,162

[1]	Share-based compensation was allocated in cost of revenue and operating expenses as follows: Cost of revenues 1,875,564 14,133,016 14,177,071 2,252,510 Sales and marketing expenses 3,491,755 31,025,332 39,474,846 6,271,921 General and administrative expenses 6,155,031 59,418,021 51,382,824 8,163,909

Organization and Nature of Operations	12 Months Ended
Dec. 31, 2011
Organization and Nature of Operations

1. Organization and Nature of Operations

Tudou Holdings Limited (the “Company”) was incorporated under the law of Cayman Islands (“Cayman”) as a limited liability company on April 15, 2010. The Company was incorporated as an investment holding company and currently has no significant assets or operations of its own, other than its investments in the entities discussed below.

Starcloud Media Co., Limited (the “Starcloud BVI”) was incorporated under the law of British Virgin Islands (“BVI”) as a limited liability company on November 1, 2005.

In September 2010, all of the existing ordinary and preferred shareholders of Starcloud BVI exchanged their respective shares in Starcloud BVI for an equivalent number of shares of the Company at equivalent classes. As a result, Starcloud BVI became a wholly-owned subsidiary of the Company. The rights of the preferred and ordinary shares issued by the Company were the same as those originally issued by Starcloud BVI (the “Reorganization”).

Accordingly, the Reorganization has been accounted for as a legal reorganization of entities under common control and the accompanying consolidated financial statements have been prepared as if the group structure after the completion of the Reorganization had been in existence throughout all relevant periods.

The accompanying consolidated financial statements include the financial statements of the Company, its subsidiaries and variable interest entities (“VIEs” or “VIE subsidiaries”, collectively as “subsidiaries”) as follows:

Name of the subsidiaries	Place of incorporation	Date of incorporation/acquisition	Relationship	Principal activities
Starcloud BVI	BVI	November 1, 2005	Wholly-owned subsidiary	Investment holding
Star Manor Limited (“Star Manor”)	Hong Kong	February 9, 2010	Wholly-owned subsidiary	Investment holding

Reshuffle Technology (Shanghai) Co., Ltd. (“Reshuffle Shanghai”)	Shanghai, PRC	January 25, 2006	Wholly-owned subsidiary	Technology consulting and administrative services

Wohong Network Technology (Shanghai) Co., Ltd. (“Shanghai Wohong”)	Shanghai, PRC	August 2, 2010	Wholly-owned subsidiary	Technology consulting services

Quan Toodou Network Science and Technology Co., Ltd. (“Quan Toodou”)	Shanghai, PRC	December 8, 2004	VIE	Online advertising operations

Shanghai Suzao Network Science and Technology Co., Ltd. (“Suzao”)	Shanghai, PRC	May 19, 2009	VIE	Technology supporting services

Chengdu Gaishi Network Science and Technology Co., Ltd. (“Gaishi”)	Shanghai, PRC	June 30, 2009	VIE	Technology supporting services

Shanghai Licheng Cultural Broadcasting Co., Ltd. (“Licheng”)	Shanghai, PRC	June 2, 2009	Wholly-owned subsidiary of Quan Toodou	Online advertising operations

Tudou Limited (formerly named “Global Media Partners Limited”) (Note 5)	Hong Kong	February 22, 2011	Wholly-owned subsidiary	Advertising operations

Chuanxian Technology (Shanghai) Co., Ltd. (“Chuanxian”)	Shanghai, PRC	September 15, 2011	Wholly-owned subsidiary	Technology consulting services

Shanghai Quan Toodou Cultural Communication Co., Ltd. (“Toodou Cultural”)	Shanghai, PRC	September 9, 2011	Wholly-owned subsidiary of Quan Toodou	Advertising production and operations
Toodou (China) Advertising Co., Ltd. (“Toodou China”)	Shanghai, PRC	December 31, 2011	Wholly-owned subsidiary	Online advertising operations

The Company, its subsidiaries and the consolidated VIEs are collectively referred to as the “Group”.

The Group engages primarily in provision of online advertising services by posting online advertisements and special advertisement campaigns on its online video sharing platform, where users can upload, view and share video clips, through its operating subsidiary and VIEs. The Group also engages in provision of mobile video services.

To comply with PRC laws and regulations that prohibit or restrict foreign ownership of companies that provide advertising services and hold Internet Content Provider (“ICP”) license and the License for Transmission of Audio-Visual Programs through the Internet (“the License”), the Company conducts substantially all of its operations through its VIEs. The VIEs are wholly owned by certain employees of the Company (“nominee shareholders”).

Upon the formation of these VIEs, the Company has various agreements with its VIEs, through which, the Company holds all of the variable interests of the VIEs. Details of certain key agreements with the VIEs are as follows:

•

Loan Agreements: Reshuffle Shanghai has granted interest-free loans to the nominee shareholders with the sole purpose of providing funds necessary for the capital injection and acquisition of the VIEs. The portion of the loans for initial and subsequent capital injection is eliminated with the capital of the VIEs during consolidation. The interest-free loans to the nominee shareholders of VIE as of December 31, 2009 and 2010 and 2011 were RMB57 million, respectively. Reshuffle Shanghai is able to require the nominee shareholders to settle the loan amount through the entire equity interest of the VIEs and nominate someone else to hold the shares on Reshuffle Shanghai’s behalf. Reshuffle Shanghai and the shareholders of Quan Toodou, Suzao and Gaishi signed various loan agreements in 2006, 2008, 2009 and 2010. Each of these agreements became effective from its respective signing date. All of the Loan Agreements have a term of five years, which will be automatically renewed every five years upon its expiration. The Loan Agreements with the shareholders of Quan Toodou were renewed on May 10, 2011 for another period of five years.

•

Proxy Agreement: The nominee shareholders of the VIEs irrevocably appointed Reshuffle Shanghai’s officers to vote on their behalf on all matters they are entitled to vote on, including matters relating to the transfer of any or all of their respective equity interests in VIEs, making all the operational, financial decisions and the appointment of the directors, general managers and other senior management of the VIEs. The Proxy Agreements between Reshuffle Shanghai and the shareholders of Quan Toodou, Suzao and Gaishi became effective on May 10, 2006, March 2, 2009 and May 20, 2009, respectively. All the Proxy Agreements shall remain effective until they are terminated in writing by the shareholders of the VIEs and Reshuffle Shanghai.

•

Equity Interest Pledge Agreements: The nominee shareholders of the VIEs have pledged their respective equity interests in the VIEs as collaterals to secure the nominee shareholders’ obligation under other agreements and for the payment by the VIEs under the exclusive technical consulting and services agreements and the loan agreement. The nominee shareholders cannot sell or pledge their equity interests to others without the approval from Reshuffle Shanghai, and the nominee shareholders cannot receive any dividends without the approval of Reshuffle Shanghai. Also, any dividend declared will be held in an account designated by Reshuffle Shanghai and shall serve as a collateral for the loans. The Equity Interest Pledge Agreements between Reshuffle Shanghai and the shareholders of Quan Toodou, Suzao and Gaishi became effective on May 10, 2006 (amended on April 11, 2007 and February 26, 2010), May 20, 2009, and July 1, 2009, respectively. All of the Equity Interest Pledge Agreements shall remain valid until the full performance of the secured contractual obligations including the obligations of nominee shareholders of the respective VIEs under Loan Agreements, Proxy Agreements and Exclusive Call Option Agreements, or the full discharge of the losses suffered by Reshuffle Shanghai as a result of any breach by the nominee shareholders of the respective VIEs and VIEs of their respective obligations under these various agreements.

•

Exclusive Call Option Agreements: The nominee shareholders of the VIEs grant Reshuffle Shanghai the exclusive and irrevocable right to purchase from the nominee shareholders, to the extent permitted under PRC laws and regulations or at the request of the Company, all of the equity interest in these entities for a purchase price equal to the amount of the registered capital or at the lowest price permitted by PRC laws and regulations. Reshuffle Shanghai may exercise such option at any time. In addition, VIEs and its nominee shareholders agree that without Reshuffle Shanghai’s prior written consent, they will not transfer or otherwise dispose the equity interest or declare any dividend. The Exclusive Call Option Agreements between Reshuffle Shanghai and the shareholders of Quan Toodou, Suzao and Gaishi became effective on May 10, 2006 (amended on April 11, 2007), May 20, 2009, and March 2, 2009, respectively. All the Exclusive Call Option Agreements shall remain valid until all of the equity interests of the VIEs have been legally transferred to Reshuffle Shanghai and/or its designated entity or individual.

•

Exclusive Technical Consulting and Services Agreements: Reshuffle Shanghai is an exclusive provider of the technical consulting and related services and information services to the VIEs. In consideration for those services, the VIEs agree to pay Reshuffle Shanghai service fees which equal to 50%, 20% and 20% of the total annual revenues before tax of Quan Toodou, Suzhao and Gaishi, respectively, and other consulting fees. Reshuffle Shanghai also retains the right to adjust in its discretion the service fees rate in the future. The service fees are eliminated upon consolidation. Reshuffle Shanghai shall exclusively own intellectual properties arising from the performance of this agreement except for those technologies independently developed by the VIEs and subject to certain conditions under this agreement including that Reshuffle Shanghai shall have the right to purchase such technologies at the purchase price of RMB1.00 or the lowest price permitted by law. The Exclusive Technical Consulting and Services Agreements between Reshuffle Shanghai and Quan Toodou, Suzao and Gaishi became effective on May 10, 2006 (amended on April 11, 2007 and August 31, 2010), May 20, 2009 (amended on August 31, 2010), and March 2, 2009 (amended on August 31, 2010), respectively. All the Exclusive Technical Consulting and Services Agreements shall remain valid until they are terminated in writing by the shareholders of the VIEs and Reshuffle Shanghai or until either a VIE or Reshuffle Shanghai ceases its business.

The balances of service fees payable by the VIEs to Reshuffle Shanghai as of December 31, 2010 and 2011 were RMB303,929,509 and RMB642,033,595, respectively. The service fees charged from Reshuffle Shanghai to the VIEs for the years ended December 31, 2009, 2010 and 2011 were RMB62,439,084, RMB235,827,779 and RMB346,037,350, respectively.

As a result of these agreements, Reshuffle Shanghai exercises effective control over the VIEs, receives all of the economic benefits and residual interest and absorbs all of the risks and expected losses from the VIEs, and has an exclusive call option to purchase all the equity interest in the VIEs at a minimal price. Therefore, Reshuffle Shanghai is considered as the primary beneficiary of these VIEs and accordingly the financial statements of these VIEs are consolidated in the Company’s consolidated financial statements.

The Company believes that Reshuffle Shanghai’s contractual arrangements with the VIEs are in compliance with PRC law and are legally enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce these contractual arrangements and if the shareholders of the VIEs were to reduce their interest in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms, for example by influencing the VIE not to pay the service fees when required to do so.

The Company’s ability to control the VIEs also depends on the voting power Reshuffle Shanghai obtained under the Proxy Agreement to vote on all matters requiring shareholder approval in the VIEs. As noted above, the Company believes this Proxy Agreement is legally enforceable but may not be as effective as direct equity ownership, given the uncertainty in the PRC legal system.

In addition, if the legal structure and contractual arrangements were found to be in violation of any existing PRC laws and regulations, the PRC government could, among other things:

•	revoke the Group’s business and operating licenses;

•	require the Group to discontinue or restrict operations;

•	restrict the Group’s right to issue the invoice and collect revenues;

•	block the Group’s websites;

•	require the Group to restructure the operations in such a way as to compel the Group to establish a new enterprise, re-apply for the necessary licenses or relocate our businesses, staff and assets;

•

impose additional conditions or requirements with which the Group may not be able to comply; or take other regulatory or enforcement actions against the Group that could be harmful to the Group’s business.

The imposition of any of these penalties may result in a material and adverse effect on the Group’s ability to conduct the business. In addition, if the imposition of any of these penalties causes the Group to lose the rights to direct the activities of the VIEs and their subsidiaries or the right to receive their economic benefits, the Group would no longer be able to consolidate the VIEs. However, the Group does not believe that any penalties imposed or actions taken by the PRC Government would result in the liquidation of the Company, Reshuffle Shanghai, or the VIEs.

Summary stand-alone financial information of Quan Toodou and its subsidiary was as follows:

	December 31,
	2009	2010	2011
	RMB	RMB	RMB
Total assets	88,496,963	307,113,445	403,486,026
Total liabilities	145,990,387	490,954,831	979,437,294

	Years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Revenues	100,796,851	329,453,609	572,613,750
Cost of revenues(1)	108,665,769	327,809,837	696,489,193
Net loss	(51,685,411)	(136,252,251)	(407,207,701)

(1)	The cost of revenues of Quan Toodou includes the service fees paid/payable to Reshuffle Shanghai according to the Exclusive Technical Consulting and Services Agreements between Reshuffle Shanghai and Quan Toodou as discussed above. The service fees paid/payable to Reshuffle Shanghai for the years ended December 31, 2009, 2010 and 2011 were RMB62,439,084, RMB235,827,779 and RMB346,037,350, respectively, which were fully eliminated during the consolidation.

Suzao and Gaishi do not currently carry out any significant activities for the Group.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary of Significant Accounting Policies

2. Summary of Significant Accounting Policies

a. Basis of presentation and Use of estimates

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) for all periods presented.

Significant accounting policies followed by the Group in the preparation of its accompanying consolidated financial statements are summarized below.

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of the assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported revenues and expenses during the reported periods. These estimates are based on management’s best knowledge of current events and actions that the Group may take in the future. Actual results could materially differ from these estimates.

Significant accounting estimates reflected in the Group’s financial statements mainly include share-based compensation, allowance for doubtful accounts, valuation of deferred tax assets, useful lives of equipment, amortization and net realizable value of premium licensed content and impairment for long-lived assets,

The Group operates with significant losses, which principally resulted from investments in equipments, premium licensed contents and the lease of internet bandwidth. As of December 31, 2011, the accumulated deficits of the Group were RMB1,327,843,993. The Group believes that its current cash balance will be sufficient to meet the Group’s operating cash flow for the period of twelve months from the balance sheet date. The Company also believes that it can obtain sufficient funding through additional issuance of equity shares or loans to finance future capital commitments and for working capital purposes in the foreseeable future. The consolidated financial statements have therefore been prepared on a going concern basis.

b. Basis of consolidation

The consolidated financial statements include the financial statements of the Company, its subsidiaries and VIE subsidiaries for which the Company is the primary beneficiary. All significant transactions and balances among the Company, its subsidiaries and VIE subsidiaries have been eliminated upon consolidation.

A subsidiary is an entity in which the Company, directly or indirectly, controls more than one half of the voting power; has the power to appoint or remove the majority of the members of the board of directors; to cast majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee under a statute or agreement among the shareholders or equity holders.

Accounting Standards Codification (“ASC”) 810 “Consolidation” provides guidance on the identification of and financial reporting for entities over which control is achieved through means other than voting interests, which requires certain VIEs to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity risk for the entity to finance its activities without additional subordinated financial support from other parties. Through the above contractual arrangements, the Company holds all the variable interests of the VIEs and has been determined to be the primary beneficiary of the VIEs.

Pursuant to the contractual arrangements with the VIEs, the Company has the power to direct activities of the VIEs, or can transfer out the assets of the VIEs primarily in the form of the service fees paid by the VIEs. Therefore, the Company is of the view that it has control over the asset of a consolidated VIE to the extent permitted by the applicable PRC law and the contractual arrangements. As all the consolidated VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs, which consisted of accounts payable of RMB 765 million and accrued expenses and other current liabilities of RMB 181 million as of December 31, 2011, respectively. Currently there is no contractual arrangement that could require the Company to provide additional financial support to the consolidated VIEs. As the Company is conducting certain business in the PRC mainly through the VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Claims for Quan Toodou’s shares

On October 11, 2010, the ex-wife of Mr. Gary Wei Wang, the founder and chief executive officer of the Company who holds 95% of the equity interests in Quan Toodou, initiated a lawsuit against him in a local court in Shanghai, PRC and claimed for the division of the 76% equity interest of Quan Toodou held by Mr. Wang, which she alleged to form part of the community property during their marriage. On November 10, 2010, the court approved the plaintiff’s application and issued Asset Conservatory Notification on November 17, 2010 and imposed restrictions on transfer, disposal or payment of dividend on the 95% equity interest in Quan Toodou held by Mr. Wang for period from November 12, 2010 to November 11, 2012. This notification was delivered to Mr. Wang on November 19, 2010 by the court.

On November 23, 2010, the court released the restriction on the 95% equity interests in Quan Toodou and issued another Asset Conservatory Notification to restrict the transfer, disposal or payment of dividend on the 38% equity interests in Quan Toodou (“Frozen Equity”), which represents the plaintiff’s claim of her portion of the community assets. The court did not specify the period of the conservatory measures and normally, it should be no longer than 2 years according to PRC judicial practice.

Subsequently, the Company has evaluated the potential impact of the lawsuit on the contractual arrangements it has currently in place with Quan Toodou based on the advice of its PRC legal counsel.

Based on the advice from the Company’s PRC legal counsel, the restrictions imposed under the conservatory measures did not impact the validity and performance of any of the agreements entered into between Reshuffle Shanghai and Mr. Wang as the nominee shareholder of Quan Toodou and between Reshuffle Shanghai and Quan Toodou. Consequently, prior to the litigation and issuance of the Asset Conservatory Notification, it did not impact the Company’s previous accounting conclusion on the consolidation of Quan Toodou.

Based on the advice of the Company’s PRC legal counsel, upon the issuance of the conservatory measures as set out in the Asset Conservatory Notification, the Company concluded that all of these agreements discussed in Note 1 are still valid. While the overall performance of these agreements is still intact, certain restrictions have been imposed as a result of the conservatory measures on the following agreements:

•

Proxy Agreement—The conservatory measures prohibited the use of voting rights to transfer, dispose or distribute dividend on the Frozen Equity. However, Reshuffle Shanghai could continue to exercise full voting rights on all other matters, including making all the operational and financial decisions.

•

Option Agreement—the exercise of the option agreement was not allowed under the conservatory measure, however, the exercise under this agreement is subject to restrictions under the current PRC laws regardless of the conservatory measures. Given the PRC laws and regulations prohibit or restrict foreign ownership of companies that provide advertising services and hold ICP license and the License for Transmission of Audio-Visual Programs through the Internet at present, the Company is not allowed to exercise the option to acquire the equity interest in Quan Toodou until the PRC Laws allows foreign ownerships in Internet-related and mobile value-added service businesses. Therefore, the temporary restriction from the conservatory measures had no substantial impact on this agreement currently.

•

Equity Interest Pledge Agreement—while the transfer, disposal or dividend distribution on the pledged Frozen Equity upon exercise of Reshuffle Shanghai’s right was prohibited by the conservatory measures, the pledge was still effective and the entire 95% of Mr. Wang’s holding in Quan Toodou continued to be pledged in favor of Reshuffle Shanghai.

•	Loan Agreements—the transfer of the underlying equity interest collateralized related to Frozen Equity was prohibited (same as the Equity Interest Pledge Agreement).

•

Exclusive Technical Consulting and Service Agreement—The conservatory measure was unlikely to have adverse impact on this agreement as it was signed between Quan Toodou and Reshuffle Shanghai, which was not the subject matter of the conservatory measures.

Although the conservatory measures had imposed certain restrictions on the above agreements, these restrictions did not affect the ability of Reshuffle Shanghai’s control over the Quan Toodou, as it could continue to exert full control on its operation and finance decisions, enforce the equity pledge and loan agreements as long as it did not dispose, transfer or distribute dividends on the Frozen Equity. In addition, Reshuffle Shanghai would continue to absorb the losses and fund the operations of Quan Toodou through a series of loan agreements, and obtain a majority of the potential benefits of Quan Toodou through the enforcement of the Exclusive Technical Consulting and Service Agreement. Consequently, the contractual agreements that were in place continue to enable Reshuffle Shanghai to have control over Quan Toodou, and Quan Toodou remained as the consolidated VIE during the period asset conservatory measures was in effect. In addition, the Company would continue to absorb the 100% of the cumulative deficit of Quan Toodou during the period the conservatory measures were in effect as the restrictions imposed did not alleviate the Company’s obligations to absorb losses.

The lawsuit between Mr. Wang and his ex-wife was concluded through settlement directed by the court on June 10, 2011 and pursuant to a court ruling, Mr. Wang is entitled to the equity interests in any companies that are directly or indirectly held by him. In exchange, Mr. Wang has agreed to pay the plaintiff a cash amount before June 2012 and an additional cash amount in the event of an initial public offering, merger, acquisition, reorganization or a similar transaction of the Company within two years after such event. As of December 31, 2011, Mr. Wang had partially paid the total amount. According to Mr. Wang, he is willing and will be able to perform and will pay the remaining amount within two years of the initial public offering of the Company. Based on the Company’s assessment, the likelihood that Mr. Wang will not fulfill his obligations under the court ruling is remote. In the meantime, the court also issued an order releasing the conservatory measures imposed by the Assets Conservatory Notification. However, if Mr. Wang fails to fully perform his obligations under the court ruling, Mr. Wang’s personal assets, including the equity interests of the companies that are directly or indirectly held by him, will be subject to the court’s enforcement measures. If Mr. Wang does not fully perform his obligations for whatever reasons, and as a result of the court’s enforcement measures, Mr. Wang must transfer part or all of his equity interest in Quan Toodou to his ex-wife or any other third party. If that were to happen, the Company may have to re-negotiate with Mr. Wang’s ex-wife or such other third party and request such person to become a party to the contractual arrangements with Quan Toodou. If such person does not become a party to these contractual arrangements, with such person obtains more than one-third of the equity interests of Quan Toodou, such person may have certain protective rights, i.e., the power to veto certain critical corporate actions of Quan Toodou, such as increases or decreases in registered capital, amendment of the articles of association, merger, division or dissolution of Quan Toodou and change of company’s form. The potential limitation of control over Quan Toodou could cause significant disruption to the Company’s business, operations and financial condition which could have a negative impact on the Company’s execution of such corporate actions. If such person does not become a party to these contractual arrangements, with such person obtains more than a half of the equity interests of Quan Toodou, the Company will be unable to continue to consolidate Quan Toodou.

c. Functional Currency and Foreign Currency Translation

Functional Currency

An entity’s functional currency is the currency of the primary economic environment in which it operates, normally that is the currency of the environment in which it primarily generates and expends cash. Management’s judgment is essential to determine the functional currency by assessing various indicators, such as cash flows, sales price and market, expenses, financing and intercompany transactions and arrangements. The functional currency of the Company, the Company’s subsidiaries and VIEs is the Renminbi (“RMB”), the official currency in the PRC.

Foreign Currency Translation

Transactions denominated in currencies other than RMB are translated into RMB at the exchange rates quoted by the People’s Bank of China (the “PBOC”) prevailing at the dates of the transactions. Gains and losses resulting from foreign currency transactions are included in the consolidated statements of operations. Monetary assets and liabilities denominated in foreign currencies are translated into RMB using the applicable exchange rates quoted by the PBOC at the applicable balance sheet dates. Such exchange gains or losses are separately presented in the accompanying consolidated statements of operations.

d. Fair value of financial instruments

On January 1, 2008, the Company adopted Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures, for financial assets and liabilities. On January 1, 2009, the Company also adopted the statement for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis. ASC 820 clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions the guidance establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value as follows: (Level 1) observable inputs such as quoted prices in active markets; (Level 2) inputs other than the quoted prices in active markets that are observable either directly or indirectly, or quoted prices in less active markets; and (Level 3) unobservable inputs with respect to which there is little or no market data, which require the Company to develop its own assumptions. This hierarchy requires the Company to use observable market data, when available, and to minimize the use of unobservable inputs when determining fair value. On a recurring basis, the Company measures certain financial assets at fair value.

The Company’s financial instruments consist principally of cash and cash equivalents, short-term investments, accounts receivable, accounts payable and certain accrued expenses. Short-term investments are limited to time deposits with original maturities longer than three months and less than one year. As of December 31, 2010 and 2011, the respective carrying values of financial instruments approximated their fair values based on their short-term maturities.

Financial assets and liabilities measured and recognized at fair value on a recurring basis and classified under the appropriate level of the fair value hierarchy as described above was as follows:

As of December 31, 2010	Level 1	Level 2	Level 3	Total

Financial assets
Cash in bank	97,275,297	—	—	97,275,297
Restricted cash	66,227,000	—	—	66,227,000
Bank deposit with the maturity term below 3 months	165,875,478	—	—	165,875,478
Bank deposit with the maturity term greater than 3 months but less than 1 year	5,837,246	—	—	5,837,246

Total	335,215,021	—	—	335,215,021

Financial liabilities
Warrants to purchase Series E
Preferred Shares (Note 10)			154,039,611	154,039,611

As of December 31, 2011	Level 1	Level 2	Level 3	Total

Financial assets
Cash in bank	872,000,453	—	—	872,000,453
Restricted cash	96,786,719	—	—	96,786,719

Total	968,787,172	—	—	968,787,172

In accordance with the provisions of the Impairment or Disposal of Long-Lived Assets Subsections of ASC 360–10-35, long-lived assets held and used were written down to their fair value whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. The determination of fair value of the long-lived assets acquired involves significant judgments and estimates, including, but are not limited to, comparable market transactions, quotes, future cash flows, business plans, technological improvements or obsolesces, and operating results. Impairment charges of RMB 2,372,289, zero and zero related to computer hardware and other equipment was recognized for the years ended December 31, 2009, 2010 and 2011 (Note 4).

Financial assets and liabilities measured and recognized at fair value on a non-recurring basis and classified under the appropriate level of the fair value hierarchy as described above was as follows:

As of December 31, 2009	Carrying	Fair Value Measurement Using			Total Loss
	Amount	Level 1	Level 2	Level 3
Computer hardware and other equipment	72,425,312			70,053,023	(2,372,289)

Following is reconciliation of the beginning and ending balances of warrants measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2010 and 2011:

	Amount (RMB)	Amount (RMB)

Balance as on January 1, 2010		—
Issuance of warrants		29,359,551
Changes in fair value of warrants recorded in income statement		124,680,060

Balance as on December 31, 2010		154,039,611

Balance as on January 1, 2011		154,039,611
Changes in fair value of warrants recorded in income statement		113,732,565
Exercise of warrants
Proceeds from the exercise of warrants	160,423,540	—
Cash conversion of Series E preferred shares (resulting from the exercise of warrants) to Class B Ordinary Shares	(160,423,540)	—

Cashless conversion of Series E preferred shares (resulting from the exercise of warrant ) to Class B Ordinary Shares	—	(267,772,176)

Balance as on December 31, 2011		—

In determining the fair value of the warrants, the Company applied the Black-Scholes option pricing model. The assumptions used in the Black-Scholes option pricing model are disclosed in Note 12.

e. Cash and cash equivalents

Cash and cash equivalents represent cash on hand, demand deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash and cash equivalents balance as of December 31, 2010 and 2011 primarily consist of the following currencies:

	As of December 31, 2010		As of December 31, 2011
	Amount	RMB equivalent	Amount	RMB equivalent

RMB	19,967,338	19,967,338	752,024,482	752,024,482
HKD	—	—	57,839	46,890
US$	36,719,248	243,180,562	19,033,643	119,929,081
AUD	434	2,875	—	—

Total		263,150,775		872,000,453

f. Restricted Cash

Restricted cash are deposits designated as collateral for the short-term borrowings.

g. Short term investment

Short-term investments comprise time deposits with maturity terms of three months or more but due within one year. The carrying values of time deposits approximate fair value because of their short maturities. The interest earned is recognized in the income statement over the contractual term of the deposit.

h. Accounts receivable, net

The carrying value of accounts receivable is reduced by an allowance that reflects the Company’s best estimate of the amounts that will not be collected. The Company makes estimations for the collectability of accounts receivable considering many factors including but not limited to reviewing delinquent accounts receivable, performing aging analysis, customer credit analysis, analyzing historical bad debt records and financial conditions of the customers, resulting in their inability to make payments due to the Company. The following table summarized the details of the Company’s allowance for doubtful accounts:

	December 31
	2009	2010	2011
	RMB	RMB	RMB

Balance at beginning of year	—	3,515,026	7,500,531
Provision for doubtful accounts	3,515,026	7,500,531	44,155,087
Write-off for doubtful accounts	—	(3,515,026)	(7,500,531)

Balance at end of year	3,515,026	7,500,531	44,155,087

i. Equipment

Equipments are stated at cost less accumulated depreciation and impairment loss, if any.

Equipments are depreciated over their estimated useful lives on a straight-line basis. Residual rate is determined based on the economic value of the equipment at the end of the estimated useful lives as a percentage the original cost. The residual values and estimated useful lives are as follows:

Category	Residual rate	Estimated useful life
Computer hardware and other equipment	5%	36 months
Furniture, fixture and office equipment	5%	36 months
Motor vehicle	5%	48 months
Leasehold improvements	—	Shorter of the estimated useful lives or the lease term

j. Intangible assets and other assets

Intangible assets and other assets with definite useful lives are stated at cost and are amortized using the straight-line method over the estimated useful lives. The Company does not amortize intangible assets and other assets with indefinite useful live, rather such assets are required to be tested for impairment at least annually or sooner whenever events or changes in circumstances indicate that the assets may be impaired.

k. Premium Content licensed and produced

Apart from the videos contents uploaded by the users for which the Group does not need to pay, the Group also licenses premium content from external vendors and produces certain content in-house. As of December 31, 2011, the licensed content and in-house produced content is RMB 205,864,823 and RMB 8,214,506, respectively.

The re-run of premium licensed content is amortized over their respective licensing periods on a straight line basis. The new release of premium licensed content, which can be shown simultaneously with the TV stations or shortly after the first show on TV stations, is amortized over their respective licensing periods using the double declining balance method, an accelerated depreciation method. The weighted average amortization period of the premium licensed content was 1.0 years, 2.0 years and 2.25 years during 2009, 2010 and 2011 respectively.

The Company evaluates the net realizable value for recoverability of the premium licensed contents by grouping the premium licensed contents presented on its website into six categories as re-run of movies and TV series, new release of TV series, variety shows, music, animations and others. The premium licensed contents are carried at the lower of unamortized cost or net realizable value pursuant to ASC 920-350-35-3. Under the net realizable value approach, the Company compares the unamortized cost of each group of the premium licensed contents to the expected net realizable value that are attributable to that respective category of contents, which is the estimated future cash inflows related to this particular group of contents less the direct costs to deliver these contents at each quarter end. A write-down is recorded if the net realizable value is lower than the net carrying value. Once the write-down is recorded, it establishes a new cost basis and cannot be subsequently reversed.

Following the guidance under ASC 926-20-25, the Company capitalizes the direct costs incurred in physical production of the in-house content to the amount of revenue contracted for each the in-house content. With respect to production costs of episodic television series, until the Company can establish estimates of secondary market revenue, such revenues are not considered when assessing the recovery of content produced in-house. As of December 31, 2010 and 2011, the Company has not been able to reasonably and reliably establish any estimates of secondary market revenue. Therefore, the Company has not considered secondary market revenue when assessing the recovery of the in-house produced content. The contents produced in-house are amortized over their projected useful life of 6 to 8 months, which equals to their respective contracted revenue period. The capitalized costs for content produced in-house are subject to assessment for impairment in accordance with ASC 926-20-35-12 to 35-18 if an event or change in circumstances indicates that the fair value is less than its unamortized costs. There has been no impairment recognized relating to the content produced in-house in any of the years presented.

For the years ended December 31, 2009, 2010 and 2011, the Company recorded amortization expense for premium licensed content of RMB8,006,828, RMB24,209,941, RMB97,546,423, amortization expense for in-house produced content of zero, RMB1,586,500 and RMB7,312,500 and write-down for premium licensed content of RMB1,904,074, RMB10,712,277 and zero respectively in cost of revenues.

l. Impairment of long-lived assets

The Company applies ASC 360-10-35, “Property, Plant and Equipment”, and reviews its long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. When these events occur, the Company measures impairment by comparing the carrying value of the long-lived assets to the estimated undiscounted future cash flows expected to receive from use of the assets and their eventual disposition. If the sum of the estimated undiscounted future cash flow is less than the carrying amount of the assets, the Company recognizes an impairment loss equal to the excess of the carrying value over the fair value of the assets.

When impairment is recognized, the adjusted carrying amount of the underlying property, plant and equipment becomes its new cost basis. The new cost basis is depreciated over the remaining useful life of the asset. Impairment charges of RMB 2,372,289, zero and zero related to computer hardware and other equipment was recognized for the years ended December 31, 2009, 2010 and 2011 (Note 4).

m. Revenue recognition

In accordance with ASC 605, Revenue Recognition, the Group recognizes revenue when the following criteria are met: persuasive evidence of an arrangement exists, the sales price is fixed or determinable, delivery has occurred and collectability is reasonably assured.

Online Brand advertising

The Group’s revenues are derived principally from online brand advertising arrangements, where the advertisers pay to place their advertisements on the Company’s online video platform in different formats. Such formats generally include pre-roll or post-roll video advertisements, in-roll logos, background advertisements, banners, buttons, links and stream advertisements. In addition, the Company provides innovative and differentiated online advertising services including event sponsorships and interactive advertising.

Advertisements on the Company’s online video platform are charged either based on the agreed number of clicks per day over the agreement period or on per day basis. In the first case, the delivery of service occurs when users click on the designated videos clips and there is an actual display of the embedded advertisement per the terms of the agreement. In the latter case, the delivery is not linked to displays, but occurs as the advertisement is hosted each day. The period of online advertising arrangements ranges from 2 to 4 weeks, and for other innovative services ranges from 1 to 2 months.

The amount is agreed under each agreement (multiple element or single deliverable) and is invoiced to the customer at the end of the agreement period when all the services have been rendered. The Company generally provides a credit term of up to 90 days to its customers.

Most of the Company’s customer contracts are multiple element arrangements, including placements of different types of advertisements on its website, which entitle the Company to bill and collect from its customers only after all of the elements of the arrangement have been delivered. There is generally no objective evidence available with respect to the fair values of the individual elements to be delivered. Revenue is recognized for these contracts upon completion.

On January 1, 2011, the Company adopted ASU No.2009-13 Revenue Recognition—Multiple-Deliverable Revenue Arrangements (“ASU No.2009-13”) prospectively, ASU 2009-13 requires the Company to allocate multi-element revenue arrangement to each element using the relative selling price method according to the best estimated selling price for each element in a multi-element arrangement. As noted above, the Company’s entitlement to payment from customers is contingent upon the completion of the delivery of all elements within the multiple-element revenue arrangements. As a result, the Company continues to recognize the revenue upon completion of delivery of all the elements involved in the arrangements according to the Company’s contractual rights and obligations in the multi-element advertising contracts with the customers. The adoption of ASU No.2009-13 did not have an impact to the Company’s financial statements.

A relatively few multiple-element customer contracts entered into in 2010 provided that each of the elements within the arrangement be delivered in uniform combination and allow the Company the right to payment as the elements are delivered. The revenue was recognized based on the proportion of the obligation performed. Prior to 2010, the Company also entered into a small number of single element revenue arrangements with the customers. The revenue was recognized either on a straight line basis over the contract period when the performance obligations were uniform over the contract period; or based on the proportion of the obligation performed when the performance obligation was based on number of clicks. There were RMB750,000 of unbilled revenue included in the receivable balance related to the multiple element arrangements where the revenue is recognized based on the proportion of the obligation performed described above as of December 31, 2010. The Company did not have such arrangement in 2011.

Prior to entering into contracts, the Group makes a credit assessment of the advertisers and advertising agencies to assess the collectability of the contract.

The Group typically enters into advertising contracts with third-party advertising agencies. The Group offers agency fees to third-party advertising agencies that purchase our advertising services on behalf of advertisers. The agency fees paid by the Group to advertising agencies are based on certain percentage of revenue generated and such percentage is agreed with the agencies based on the different target revenue volumes. The Group records revenues on a net basis and the associated agencies expenses are recorded as deduction to the revenue in the consolidated statement of operation over the period when the related revenue was recognized. The advertising agency fees were RMB24,081,317, RMB55,001,949 and RMB 92,994,209 for the years ended December 31, 2009, 2010 and 2011, respectively.

The Group does not enter into advertising-for-advertising barter transactions.

Mobile video services

The Group currently also generates revenue from mobile video services through the partnership agreement with the third party mobile network operator. The Group provides video clips to the mobile network operator for its mobile phone users. Users pay a monthly subscription fee to the mobile network operator for access to the video channel or pay on a per-clip download basis, and the Company shares the fees collected by the mobile network operator for such services. Mobile video service revenue is recognized in the month in which the service is performed based on the information obtained from a platform operated by the mobile network operator and the monthly reports from the mobile network operator. Differences noted, if any, between the information received from the platform and the monthly report are adjusted at each month end. There has been no significant difference noted during the years presented.

The revenues recognized under the arrangement represent only the Group’s shares of the revenues to be received from the mobile network operator, i.e. recorded on a net basis. The Group is not the primary obligor in the arrangement, nor does it enter into contract with end customers or has the price setting capabilities, rather the Group provides the content to the mobile network operator in accordance with the operator’s overall strategy and requirements.

Sub-licensing revenues

The Group also generates revenues from the sub-licensing agreements for some content licensed from third party vendors. The exclusive licensing agreements the Group entered into with the vendors has a definitive license period and including the rights to sublicense these content to other third parties. The Group enters into a non-exclusive sub-license agreement with the sub-licensee for a period that falls within the original exclusive license period. The Company receives a fixed amount of the sub-license fee upfront under the sub-licensing arrangements and does not have any future obligation once it has provided the underlying tape/disk to the sub-licensee (which is provided at or before the beginning of the sub-license period). In accordance with ASC 926-605, Entertainment-Films, Revenue Recognition, the Group recognizes the amount of the sub-license fee as revenue at the beginning of the sub-license period only when the Company meets all the following criteria: persuasive evidence of a sub-licensing arrangement with a customer exists, the content has been delivered or is available for immediate and unconditional delivery, the sub-license period of the arrangement has begun and the customer can begin its exploitation, exhibition, or sale, the arrangement fee is fixed or determinable and collection of the arrangement fee is reasonably assured. The Group started the sub-licensing in year 2010 and recognized the sub-licensing revenue of RMB 4,625,308 and RMB 11,456,906 for the years ended December 31, 2010 and 2011.

Effective January 1, 2012, all entities in Shanghai are subject to value-added tax, which is excluded from revenue (Note 13(d)).

n. Cost of revenue

Cost of revenues consist of employee costs associated with the platform operation, depreciation expenses, internet bandwidth leasing costs, amortization and write down of video content licensed or produced, agency fee for mobile video services to third party mobile agencies, advertisement expenses and other outside service fees.

o. Sales and marketing expenses

Sales and marketing expenses comprise primarily of the sales and marketing personnel payroll compensation and related employee costs, promotion expenses and the sales commission paid to the sales team.

p. Government grants

Government grants are originally recorded as liabilities when received upfront. Depending on the nature of the grants, the grants then are recognized as a reduction of expense or asset in the period when the Group has met all of the conditions attached to the grants and the collection of payment is probable. As of December 31, 2010 and 2011, the Company recorded a deferred liability for cash subsidies received from the PRC government of RMB 3,000,000 and RMB 3,200,000 (Note 9), because the Group has not met all of the conditions attached to the grants at the respective period end.

q. Advertising costs

The Group expenses advertising costs as incurred. Total advertising expenses were RMB 7,157,698, RMB 17,167,965 and RMB 94,838,249 for the years ended December 31, 2009, 2010, 2011, respectively, and have been included as part of sales and marketing expenses.

r. Taxation

Income taxes

Current income taxes are provided on the basis of income for financial reporting purposes, adjusted for income and expense items which are not assessable or deductible for tax purposes, in accordance with the regulations of the relevant tax jurisdictions.

The Company follows ASC 740, “Income Taxes”, and accounts for income taxes under the asset and liability method. Deferred tax assets and liabilities are recognized for the tax consequences attributable to differences between carrying amounts of existing assets and liabilities in financial statement, their respective tax basis, and operating loss carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled.

A valuation allowance is provided to reduce the carrying amount of deferred tax assets if it is considered more likely than not that some portion, or all, of the deferred tax assets will not be realized. Accordingly, the Company considers various tax planning strategies, forecasts of future taxable income and its most recent operating results in assessing the need for a valuation allowance. The effect on deferred tax assets and liabilities arising from change in tax rates is recognized in statements of operations in the period of such change.

The Company adopted ASC 740-10-25. Since the adoption, the Group assesses and recognizes uncertain tax positions (if any) following the guidance. The Group classifies any interest and/or penalties related to unrecognized tax benefits as a component of income tax provisions.

Sales taxes

The Group is subject to sales taxes of 9.5% with a business tax of 5% and a cultural and educational related surcharge of 4.5% on the provision of advertising services. In 2011, the cultural and educational related surcharge rate decreased to 3.5% on the provision of advertising services.

Value-added taxes

In November 2011, the Ministry of Finance released Circular Caishui [2011] No. 111 mandating Shanghai to be the pilot of a tax reform program. Effective January 1, 2012, all entities in Shanghai that fall in the category of “selected modern service industries” will switch from a business tax payer and become a value-added taxes (“VAT”) payer. All of our subsidiaries in Shanghai are subject to VAT at a rate of 6% with VAT invoice and no longer paying 5% business tax from January 1, 2012 onwards.

s. Employee social security and welfare benefit

The PRC employees of the Company’s subsidiary and consolidated VIEs incorporated in the PRC are entitled to staff welfare benefits, including medical care, welfare subsidies, unemployment insurance and pension benefits. These companies are required to pay for the employee social benefits based upon certain percentages of employees’ salaries in accordance with the relevant regulations, and to make contributions to the state-sponsored pension and medical plans. Employee social benefits included as expenses in the accompanying statements of operations amounted RMB 5,978,104, RMB 11,041,993 and RMB 22,937,975 for the year ended December 31, 2009, 2010 and 2011, respectively. The PRC government is directly responsible for the benefits and ultimate pension liabilities to employees.

t. Share-based compensation

The Company accounts for the share option granted to employees under provisions of ASC 718, “Stock Compensation”. In accordance with ASC 718, the Company determines whether a share option should be classified and accounted for as a liability award or equity award. All grants of share-based awards to employees and directors classified as equity awards are recognized in the financial statements based on their grant date fair values which are calculated using Black-Scholes option pricing model. All grants of share-based awards to employees and directors classified as liability awards are remeasured at the end of each reporting period with an adjustment for fair value recorded to the current period expense in order to properly reflect the cumulative expense based on the current fair value of the vested rewards over the vesting periods.

The Company has elected to recognize compensation expense on share-based awards with service condition only on a straight-line basis over the requisite service period, which is generally the vesting period.

ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from initial estimates. Share-based compensation expense was recorded net of estimated forfeitures such that expense was recorded only for those share-based awards that are expected to vest.

According to ASC 718, a change in any of the terms or conditions of stock options shall be accounted for as a modification of the plan. Therefore, the Company calculates incremental compensation cost of a modification as the excess of the fair value of the modified option over the fair value of the original option immediately before its terms are modified, measured based on the share price and other pertinent factors at the modification date. For vested options, the Company would recognize incremental compensation cost in the period the modification occurs and for unvested options, the Company would recognize, over the remaining requisite service period, the sum of the incremental compensation cost and the remaining unrecognized compensation cost for the original award on the modification date.

u. Comprehensive loss

The Company applies ASC 220, “Comprehensive Income”, with respect to reporting and presentation of comprehensive loss. The comprehensive loss of the Company only comprises of net loss as the Company did not have any other comprehensive income item in the years ended December 31, 2009, 2010 and 2011, respectively.

v. Profit appropriation and statutory reserves

The Company’s PRC subsidiary and VIEs are required to allocate at least 10% of their after-tax profit, after the recovery of accumulated deficit under PRC accounting regulations to the general reserve in accordance with the relevant PRC regulations until the general reserve has reached 50% of the registered capital of each company. Appropriations to the enterprise expansion fund, staff welfare and bonus fund are at the discretion of the board of directors of the subsidiaries. These reserves can only be used for specific purposes and are not transferable to the Company in the form of loans, advances, or cash dividends. As of December 31, 2010 and 2011, all the Company’s PRC subsidiaries and VIEs were in accumulated deficit position with negative net assets under both PRC accounting regulations and US GAAP. Therefore, irrespective of the PRC regulations and the Asset Conservatory Notification as disclosed in Note 2(b), as of December 31, 2010 and 2011, none of the Company’s PRC subsidiaries is in the position to distribute any amount to the Company nor has appropriated any amount to statutory reserves.

w. Operating lease

Leases where substantially all the risks and rewards of ownership of the underlying assets remain with the lessors are accounted for as operating leases. Payments made under operating lease to the lessors, net of any incentives, are charged to the consolidated statements of operations on a straight-line basis over the lease periods.

x. Dividends

Dividends are recognized when declared. No dividends were declared for the year ended December 31, 2009, 2010 and 2011, respectively. The Group does not have any present plan to pay any dividends on ordinary shares in the foreseeable future. The Group currently intends to retain the available funds and any future earnings to operate and expand its business.

y. Segment reporting

The Group’s revenues are derived principally from online brand advertising from advertisers all located in PRC.

Based on the criteria established by ASC 280 “Segment Reporting”, the Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group has internal reporting that does not distinguish between markets or segments, and reports the entire business as a whole. Hence, the Group has only one operating segment. In addition, the Group operates in the PRC and all of the Group’s long-lived assets are located in the PRC.

z. Loss per share

In accordance with ASC 260, “Earnings Per Share”, basic loss per share is computed by dividing net loss attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period using the two-class method. Under the two-class method, net loss is allocated between ordinary shares and other participating securities based on their participation rights. Net losses are not allocated to other participating securities if based on their contractual terms they are not obligated to share in the losses. Diluted loss per share is calculated by dividing net loss attributable to ordinary shareholders, as adjusted for the effect of dilutive ordinary equivalent shares, if any, by the weighted average number of ordinary and dilutive ordinary equivalent shares outstanding during the period. Ordinary equivalent shares consist of ordinary shares issuable upon the conversion of the convertible preferred shares using the if-converted method and ordinary shares issuable upon the exercise of outstanding stock options using the treasury stock method. Ordinary equivalent shares are not included in the denominator of the diluted loss per share calculation when inclusion of such instruments would be anti-dilutive.

aa. Convenience translation

Translations of amounts from RMB into United States dollars (“US$”) as of and for the year ended December 31,, 2011 are solely for the convenience of the reader and were calculated at the rate of US$1.00 = RMB6.2939, representing the noon buying rate in The City of New York for cable transfers of RMB, as certified for customs purposes by the Federal Reserve Bank of New York. No representation is made that the RMB amounts could have been, or could be, converted, realized or settled into US$ at that rate on December 30, 2011, or at any other rate.

bb. Recent accounting pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” (ASU 2011-04). This newly issued accounting standard clarifies the application of certain existing fair value measurement guidance and expands the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. This ASU is effective on a prospective basis for annual and interim reporting periods beginning on or after December 15, 2011. The adoption of this standard is not expected to have a material impact on the Company’s financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, “Comprehensive Income (Topic 220): Presentation of Comprehensive Income” (ASU 2011-05). This newly issued accounting standard (1) eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders’ equity; (2) requires the consecutive presentation of the statement of net income and other comprehensive income; and (3) requires an entity to present reclassification adjustments on the face of the financial statements from other comprehensive income to net income. The amendments in this ASU do not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income nor do the amendments affect how earnings per share is calculated or presented. In December 2011, the FASB issued ASU No. 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05, which defers the requirement within ASU 2011-05 to present on the face of the financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented. During the deferral, entities should continue to report reclassifications out of accumulated other comprehensive income consistent with the presentation requirements in effect prior to the issuance of ASU 2011-05. These ASUs are required to be applied retrospectively and are effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The adoption of these standards is not expected to have a material impact on our financial position or results of operations.

Prepayments and other receivables	12 Months Ended
Dec. 31, 2011
Prepayments and other receivables

3. Prepayments and other receivables

	December 31
	2010	2011
	RMB	RMB

Rental deposit	2,554,234	4,293,987
Advances to suppliers	1,798,055	2,342,214
Staff advances	2,566,536	1,574,345
Deferred expenses relating to the initial public offering (1)	13,796,622	—
Prepaid bandwidth cost	1,324,391	2,500,667
Prepaid professional expenses	—	1,264,680
Prepaid rental expenses	1,332,782	1,575,795
Prepaid promotion and marketing expenses	1,627,266	2,001,853
Others	3,299,918	2,335,196

Total	28,299,804	17,888,737

(1) - Deferred expenses relating to the initial public offering represent costs incurred by the Company directly attributable to a proposed offering of the Company’s equity shares in the United States and they were charged against the gross proceeds from such offering and net of the additional paid in capital. The unpaid deferred expenses relating to the initial public offering were RMB 9,822,804 and zero as of December 31, 2010 and 2011, respectively (Note 9).

Equipment	12 Months Ended
Dec. 31, 2011
Equipment

4. Equipment

Equipment and related accumulated depreciation were as follows:

	(59,727,298)	(59,727,298)	(59,727,298)
	December 31, 2009
	Gross amount	Impairment	Net amount
	RMB	RMB	RMB

Computer hardware and other equipment	72,425,312	(2,372,289)	70,053,023
Furniture, fixture and office equipment	1,870,401	—	1,870,401
Motor vehicle	1,169,548	—	1,169,548
Leasehold improvements	5,444,473	—	5,444,473

Less: accumulated depreciation	(39,045,481)	—	(39,045,481)

Equipment, net	41,864,253	(2,372,289)	39,491,964

	(59,727,298)	(59,727,298)	(59,727,298)
	December 31, 2010
	Gross amount	Impairment	Net amount
	RMB	RMB	RMB

Computer hardware and other equipment	91,281,374	—	91,281,374
Furniture, fixture and office equipment	2,998,103	—	2,998,103
Motor vehicle	1,169,548	—	1,169,548
Leasehold improvements	10,684,089	—	10,684,089

Less: accumulated depreciation	(59,727,298)	—	(59,727,298)

Equipment, net	46,405,816	—	46,405,816

	December 31, 2011
	Gross amount	Impairment	Net amount
	RMB	RMB	RMB

Computer hardware and other equipment	157,938,992	—	157,938,992
Furniture, fixture and office equipment	4,141,761	—	4,141,761
Motor vehicle	1,719,926	—	1,719,926
Leasehold improvements	13,740,420	—	13,740,420

Less: accumulated depreciation	(88,753,196)	—	(88,753,196)

Equipment, net	88,787,903	—	88,787,903

The depreciation charges recognized for the years ended December 31, 2009, 2010 and 2011 were summarized as follows:

	Years ended December 31
	2009	2010	2011
	RMB	RMB	RMB

Cost of revenues	16,913,152	17,240,634	24,002,801
General and administrative expenses	1,557,818	2,596,832	4,619,471
Sales and marketing expenses	1,158,822	844,195	992,331

Total depreciation charge	19,629,792	20,681,661	29,614,603

The Company recognized an impairment loss of RMB2,372,289, zero and zero for the year ended December 31, 2009, 2010 and 2011, respectively.

Intangible assets	12 Months Ended
Dec. 31, 2011
Intangible assets

5. Intangible assets

	December 31, 2010
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
	RMB	RMB	RMB
Software	1,291,750	—	1,291,750
Trademark	334,540	—	334,540

Total intangible assets	1,626,290	—	1,626,290

	December 31, 2011
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
	RMB	RMB	RMB
Software	4,376,867	(350,469)	4,026,398
PRC advertising license qualification right (1)	1,827,302	(5,076)	1,822,226
Trademark	334,540	—	334,540

Total intangible assets	6,538,709	(355,545)	6,183,164

(1) - On January 16, 2011, the Company entered into an agreement to acquire Global Media, a shell company incorporated in and existing under the law of Hong Kong with the cash consideration of HK$ 2.2 million. The acquisition has been completed on February 22, 2011. The Company determined that the acquisition of Global Media shall be accounted for as an asset acquisition of its PRC advertising license qualification right as it did not meet the definition of a business as pursuant to ASC 805-20-20 and ASC 805-10-55-4 through 805-10-55-9. The PRC advertising license qualification right is amortized over the licensing period of 30 years upon approval by the PRC government in December 2011, which is the time the Company can begin to use such qualification right.

The software purchased has an estimated useful life of 5 years. The trademark acquired has an indefinite useful life.

For the years presented, the Company did not record any impairment for intangible assets. The Company estimates amortization expenses for each of the succeeding five years as follows:

2012	1,012,257
2013	1,012,257
2014	1,012,257
2015	949,455
2016	344,732

Total	4,330,958

Other assets	12 Months Ended
Dec. 31, 2011
Other assets

6. Other assets

	December 31, 2010
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
	RMB	RMB	RMB

Golf club membership	4,353,859	—	4,353,859

	December 31, 2011
	Gross Carrying Value	Accumulated Amortization	Net Carrying Value
	RMB	RMB	RMB

Golf club membership	4,353,859	(142,361)	4,211,498

In December 2010, the Group purchased two golf club memberships from third parties at a total consideration of RMB4,353,859. The golf club memberships are amortized over the remaining useful life until July 2041. For the year ended December 31, 2011, amortization expense of RMB142,361 was recognized.

For the years presented, the Company did not recognize any impairment charge. The Company estimates amortization expenses for each of the succeeding five years as follows:

2012	142,361
2013	142,361
2014	142,361
2015	142,361
2016	142,361

Total	711,805

Other long-term receivables	12 Months Ended
Dec. 31, 2011
Other long-term receivables

7. Other long-term receivables

	December 31
	2010	2011
	RMB	RMB

Long term deposit	—	10,000,000

In August 2011, the Company entered into a cooperation agreement with an unrelated third party, which provides the users of the Company with access to a group of selected video contents. This cooperation agreement will end in November 2013, upon signing of the cooperation agreement, the Company paid a deposit of RMB 10 million and the amount will be refunded after the cooperation agreement ends. Under the cooperation agreement, the Company agreed to pay the unrelated third party either a fixed minimum guarantee or based on the agreed upon payment formula, whichever is higher. In 2011, the Company incurred content access cost of RMB 4,056,798 related to this arrangement, which has been included in the cost of revenue.

Short term loans	12 Months Ended
Dec. 31, 2011
Short term loans

8. Short term loans

The Group borrowed short-term loans from several commercial banks in the PRC. As of December 31, 2010 and 2011, the short-term bank loans are analyzed as follows:

	December 31, 2010 RMB	December 31, 2011 RMB

Secured	61,243,510	83,343,510

(i)	In April 2010, Reshuffle Shanghai entered into a facility loan agreement with a PRC commercial bank with the total facility of US$ 9 million in RMB equivalent borrowing. The facility could be drawn in a six-month period and the repayment term for each loan should not exceed one year. In March 2011, Reshuffle Shanghai renewed the facility loan agreement with the total facility of US$ 15 million in RMB equivalent borrowing with a term of 12 months. As of December 31, 2010 and 2011, the short-term loans under this facility are collateralized by the Company’s bank deposit of US$ 10,000,000 (RMB 66,227,000) and US$ 7,360,777 (RMB 46,379,519), respectively. There is covenant associated with the facility loan agreement that during the facility period. As of December 31, 2011, the Company was in compliance with the covenant. As of December 31, 2011, the unused facility under the facility loan agreement was US$ 8.4 million.

As of December 31, 2010 and 2011, the loan balance under the facility loan agreement are RMB 61,243,510 and RMB 41,800,000, respectively with the activities as follows,

•	In April 2010, the Group took a bank loan of RMB 30,700,000. The short-term bank loan bore an interest rate of 4.73% per annum with a repayment term of six months. The loan was repaid in October 2010.

•	In July 2010, the Group took a bank loan of RMB 6,000,000. The short-term bank loan bore an interest rate of 5.31% per annum with a repayment term of one year. The loan was repaid in July 2011.

•	In July 2010, the Group took a bank loan of RMB 4,000,000. The short-term bank loan bore an interest rate of 5.31% per annum with a repayment term of one year. The loan was repaid in July 2011.

•

In September 2010, the Group took a bank loan of RMB 20,543,510. The short-term bank loan bore an interest rate of 5.31% per annum with a repayment term of one year. This loan was extended for another two months in September 2011 and was repaid in November 2011.

•

In October 2010, the Group took a bank loan of RMB 30,700,000. The short-term bank loan bore an interest rate of 5.56% per annum with a repayment term of six months. In April 2011, the repayment term was extended to April 2012.

•	In April 2011, the Group took a bank loan of RMB 8,000,000. The short-term bank loan bore an interest rate of 7.10% per annum with a repayment term of one year.

•	In June 2011, the Group took a bank loan of RMB 3,100,000. The short-term bank loan bore an interest rate of 7.10% per annum with a repayment term of one year.

(ii)	In July and September 2011, the Group took a bank loan of RMB 10,000,000 and RMB 11,000,000, respectively, from a PRC commercial bank. The short-term bank loans bore an interest rate of 7.22% per annum with a repayment term of one year and are collateralized by the Company’s bank deposit of US$ 4,000,000 (RMB 25,203,600).

(iii)	In October 2011, the Group took bank loan of RMB 20,543,510 from a PRC commercial bank. The short-term bank loans bore an interest rate of 7.22% per annum with a repayment term of one year and are collateralized by the Company’s bank deposit of US$ 4,000,000 (RMB 25,203,600).

Interest expense on short term loans for the year ended December 31, 2010 and 2011 was RMB 2,181,616 and RMB 4,695,664, respectively.

Accrued liabilities and other payables	12 Months Ended
Dec. 31, 2011
Accrued liabilities and other payables

9. Accrued liabilities and other payables

	December 31
	2010	2011
	RMB	RMB

Agency fees-advertisement	60,703,555	91,239,936
Payroll and welfare	36,164,412	64,890,846
Promotional and marketing cost	3,057,692	29,991,465
Mobile video service fee	3,342,483	15,923,488
Tax levies	9,989,511	13,336,221
Conditional grant (1)	3,000,000	3,200,000
Unearned commission received from depository bank (2)	—	2,550,981
Payable relating to initial public offering (Note 3)	9,822,804	—
Professional fee	3,931,798	5,083,956
Litigation accrual (Note 15(b) and 17 (a))	3,481,086	1,389,132
Others	1,497,556	3,158,484

Total	134,990,897	230,764,509

(1) - In January 2010, the Company received RMB 1 million from the Shanghai Xuhui District government as grant upon changing its registered office, which was further subject to Licheng, paying specified amount of taxes before October 2010. The Company did not meet the specified condition and has recorded the amount as a payable.

In August 2010, the Company received RMB 2 million from Shanghai Economic and Information Committee as a grant to support the Group’s internal research and development activities, which was subject to the ongoing review and final inspection by the government and require the Company to spend certain amount of research and development cost. As of December 31, 2010 and 2011 respectively, the amount of grant received was recorded as payable as the Company has not met all of conditions attached to the grant.

In January 2011, the Company received RMB 0.2 million from the Human Resource Center of Shanghai Ministry of Publicity as a grant for the project of an online video distance education system, which was subject to the ongoing review and final inspection by the government. As of December 31, 2011, the Company has not met all the conditions attached to the grant.

(2) - In August 2011, the Company entered into an agreement with a depository bank, which agreed to reimburse up to US$ 1.6 million to the Company’s expenses incurred in connection with the advancement of the Company’s ADS and investor relations programs in the next five years. The Company initially recorded the payment from the depository bank as liabilities and then recognized as a reduction to general and administrative expenses over the beneficial period of five years. The Company received US$ 436,398 (RMB 2,759,475) in the year ended December 31, 2011 and recorded RMB 208,494 as a reduction of general and administrative expenses for the year ended December 31, 2011.

Redeemable Convertible Preferred Shares and Convertible Loan	12 Months Ended
Dec. 31, 2011
Redeemable Convertible Preferred Shares and Convertible Loan

10. Redeemable Convertible Preferred Shares and Convertible Loan

Redeemable Convertible Preferred Shares and Convertible Loan

In January 2006, the Company issued 6,000,000 Series A Preferred Shares for an aggregate purchase price of US$ 499,980 (RMB 3,977,591) or US$ 0.083 per Series A Preferred Share.

In May 2006, the Company issued 11,333,340 Series B Redeemable Convertible Preferred Shares (“Series B Preferred Shares”) for an aggregate purchase price of US$ 8,499,985 (RMB 67,621,631) or US$ 0.75 per Series B Preferred Share and incurred direct equity issuance costs of RMB 652,612.

In April 2007, the Company issued 13,781,800 Series C Redeemable Convertible Preferred Shares (“Series C Preferred Shares”) for an aggregate purchase price of US$ 19,000,000 (RMB 146,349,600) or US$ 1.379 per Series C Preferred Share and incurred direct equity issuance costs of RMB 552,526.

In March 2008, the Company issued 21,671,117 Series D Redeemable Convertible Preferred Shares (“Series D Preferred Shares”) for an aggregate purchase price of US$ 56,800,000 (RMB 394,260,668) or US$ 2.621 per Series D Preferred Share and incurred direct equity issuance costs of RMB 928,212.

In April 2010, the Company entered into an agreement with several institutional investors and issued a convertible loan (the “Convertible Loan”) for an aggregated amount of US$15 million (RMB 102,394,500). The Convertible Loan expired on January 30, 2012 and carried an interest of 10% per annum starting from January 31, 2011. According to the agreement, if the Company can complete the issuance of Series E Redeemable Convertible Preferred Shares (“Series E Preferred Shares”) before December 31, 2010, the convertible loan shall be automatically converted into the Series E Preferred Shares with the conversion price equal to the issuance price of Series E Preferred Shares. However, if the Company cannot complete the issuance of Series E Preferred Shares before December 31, 2010, upon the exercise of the conversion option by the investors, the convertible loan shall be converted to the Series D Preferred Shares at the conversion price mutually agreed by the Company and the investors then. The investors can require the Company to repay the Convertible Loan or the Company can repay it any time after January 30, 2011 if the conversion option has not been exercised.

In connection with the issuance of the Convertible Loan, the Company also issued 2,769,264 warrants to the respective holders of the Convertible Loan to purchase up to US$ 7.5 million Series E Preferred Shares, with an initial exercise price at the original issue price of the Series E Preferred Shares. The warrants have an exercise period ending on the earlier of (a) the fifth anniversary of the issuance date and (b) the closing of Qualified IPO.

In July 2010, the Company issued 18,461,767 Series E Preferred Shares for an aggregate purchase price of US$ 50,000,000 or US$ 2.7083 per Series E Preferred Share, including 5,538,531 Series E Preferred Shares issued through conversion of the Convertible Loan afore-mentioned for an aggregated conversion price of US$ 15 million, or share conversion price of US$ 2.7083.

In connection with the issuance of the Series E Preferred Shares, the Company also issued 6,461,614 warrants to the Series E Preferred Shareholder (other than the holders of the Convertible Loan) to purchase up to US$ 17.5 million Series E Preferred Shares, with an initial exercise price at the original issue price of the Series E Preferred Shares. The warrants have an exercise period ending on the earlier of (a) the fifth anniversary of the issuance date and (b) the closing of Qualified IPO. As of December 31, 2010, there were 9,230,878 warrants issued and outstanding, and in November 2010, the Company received the exercise notice from all the holders of the warrants as follows:

•

Holders of warrants to purchase 9,083,185 Series E preferred shares (further convertible into equivalent number of ordinary shares) with the aggregated exercise price of US$ 24.6 million agreed to exercise the warrants immediately prior to the closing of Qualified IPO.

•

Holders of warrants to purchase 147,693 Series E preferred shares (further convertible into equivalent number of ordinary shares) with the aggregated exercise price of US$ 0.4 million agreed to exercise the warrants i) immediately prior to the closing of Qualified IPO and ii) if and only if the per share price at which ordinary shares are sold in the Qualified IPO equals or exceeds the exercise price of the warrants.

As of December 31, 2010, the Series A, B, C, D and E Preferred Shares (collectively the “Preferred Shares”) are comprised of the following:

Series	Issuance Date	Shares Issued and Outstanding	Issue Price Per Share	Proceeds from issuance, net of issuance costs	Carrying amount
			US$	US$	RMB
A	January, 2006	6,000,000	0.083	499,980	3,977,591
B	May, 2006	11,333,340	0.750	8,417,952	66,969,019
C	April, 2007	13,781,800	1.379	18,928,295	145,797,074
D	March, 2008	21,671,117	2.621	56,666,275	393,332,456
E	July, 2010	18,461,767	2.708	49,880,000	338,828,580

		71,248,024

Upon completion of the initial public offering of the Company in August 2011, Series A, B, C, D and E Preferred Shares automatically converted into 69,914,684 Class B ordinary shares. In addition, all warrants were exercised to 9,230,878 Series E Preferred Shares on the date when the Company consummated its initial public offering with the conversion price of US$ 2.7083, for a total cash consideration of US$ 25 million (RMB160,423,540), the Series E Preferred Shares as the result of the exercise of the warrants were also automatically converted into 9,230,878 Class B ordinary shares.

All Series Preferred Shares had a par value of US$ 0.0001 per share. The rights, preferences and privileges of the Preferred Shares were follows:

Conversion

Each preferred share was convertible, at the option of the holder, at any time after the date of issuance of such preferred shares into such number of ordinary shares according to a conversion ratio determined by dividing the original issuance price by the applicable conversion price, and was subject to adjustments for dilution as follows:

•	Additional ordinary shares issued at a price lower than the effective conversion price;

•	Dividends on and distribution of ordinary shares;

•	Combination or reclassification of ordinary shares;

•	Receipt of any distribution payable in securities of the Company other than ordinary shares;

•	Ordinary shares issuable upon conversion changed into the same or different number of shares of any other classes;

•	Recapitalization, exchange or substitution of the ordinary shares;

•	Subdivision of Preferred Shares

Each share of Series A, Series C, Series D and Series E Preferred Share was convertible into one ordinary share. The conversion price of Series B Preferred Share was initially equal to US$ 0.75, per the agreement and was subsequently adjusted to US$0.85 as the Company met the agreed criteria relating to the actual number of IP visitors to the website of the Company following the 2006 year end. Thereafter, due to the change in conversion price to US$0.85 as compared with the issue price of US$0.75, each share of Series B Preferred Share is convertible into 0.88 ordinary share.

Each preferred share was automatically convertible into the number of shares of ordinary share into which such shares are convertible upon the earlier of any of the following events: (i) affirmative vote or written consent of the holders of two-thirds of the preferred shares then outstanding, voting together as a single class, or (ii) the closing of a first firm commitment underwritten Qualified IPO. The Qualified IPO was defined as an effective registration statement under the U.S. Securities Act of 1933, as amended, covering the offer and sale of ordinary shares to the public with gross cash proceeds to the Company in respect of all such ordinary shares so offered of at least US$80 million, representing a pre-money market valuation of the Company of at least US$450 million.

As of December 31, 2010, the Company had reserved 69,914,684 ordinary shares, respectively for the conversion of the preferred shares based on the respective conversion ratio of each series.

Redemption

Beginning on or after twenty four months following the issuance of the Series E Preferred Shares, the preferred shares were redeemable as follows:

a)	Upon request by holders of at least two-thirds (2/3) of the then outstanding fully-paid Preferred Shares (voting together on an as-converted basis), the Company shall redeem all, but not less than all, of the then outstanding fully-paid Preferred Shares, by paying a redemption price as defined below.

b)	Upon request by holders of not less than 50% of then outstanding Series E Preferred Shares, the Company shall redeem all of the outstanding Series E Preferred Shares. Holders of at least fifty percent 50% of the Series D Preferred Shares, holders of at least fifty percent 50% of the Series C Preferred Shares, holders of at least 50% of the then outstanding Series B Preferred Shares and/or holders of at least 50% of the Series A Preferred Shares, each voting separately as separate classes, shall have the right to request the Company to redeem all of the Series D Preferred Shares, Series C Preferred Shares and/or the Series B Preferred Shares and/or the Series A Preferred Shares, together with the fully-paid Series E Preferred Shares, by paying a redemption price as defined below. If the assets and funds distributed among the holders are insufficient to permit the payment of the full preferential amounts, then the holders of Series D Preferred Shares shall be entitled to be paid first out of the assets of the Company available for distribution, prior and in preference to any payment on all other series of preferred shares and ordinary shares, followed in sequence by Series C Preferred Shares, Series B Preferred Shares and Series A Preferred Shares.

The redemption price should be equal to:

a)	With respect to the Series A Preferred Shares, the Original Purchase Price x (1.25)^N plus all declared but unpaid dividends, “N” means a fraction the numerator of which is the number of calendar days from the date on which the first Series A Preferred Share was issued up to and including the date on which such Series A Preferred Shares are redeemed and the denominator of which is 365.

b)	With respect to the Series B, C and D Preferred Shares, the Original Purchase Price plus all declared but unpaid dividends.

c)	With respect to the Series E Preferred Shares, the 150% Original Purchase Price, plus all any declared but unpaid dividends.

Due to its redemption features described above, the Company classified the Preferred Shares in the mezzanine section of the consolidated balance sheets in accordance with ASC 480-10-S99. In addition, the carrying value of the preferred shares was adjusted for accretion and the translation difference with a corresponding adjustment to accumulated deficits.

Liquidation

In the event of any liquidation, dissolution or winding up of the Company, either voluntarily or involuntarily, the holders of preferred shares shall be entitled to receive an amount per share equal to 150% to 200% of the original purchase price plus all dividends accrued, or declared and unpaid. If the assets and funds distributed among the holders are insufficient to permit the payment of the full preferential amounts, then the holders of Series E Preferred Shares shall be entitled to be paid first out of the assets of the Company available for distribution among the Shareholders, prior and in preference to any payment on all other series of preferred shares and ordinary shares, followed in sequence by Series D Preferred Shares, Series C Preferred Shares, Series B Preferred Shares, Series A Preferred Shares and ordinary shares. After payment of the full amounts from above, the remaining assets of the Company available for distribution shall be distributed ratably among the holders of preferred shares and ordinary shares in proportion to the number of outstanding shares held by each such holder on an as converted basis.

Dividends

No dividends shall be declared or paid to any holders of the preferred or ordinary share unless approved unanimously by Board of Directors. Holders of the preferred shares are entitled to participate in dividends on an as converted basis with the ordinary shares when and if declared by the Board of Directors. No dividends on preferred and ordinary shares have been declared since the inception through December 31, 2011.

Voting Rights

The holder of each Preferred Share shall be entitled to the number of votes equal to the number of Ordinary Share into which such Preferred Share could be converted at the record date for determination of the members entitled to vote on such matter, or, if no such record date is established, at the date such vote is taken or any written consent of members is solicited. The Preferred Shareholders shall vote together with ordinary shareholders, and not as a separate class or series.

Following the application of ASC 480 and ASC 815-40-25, the warrants issued to the Series E Preferred Shareholders (including the warrants issued with the Convertible Loan) are classified as liability. The proceeds from the issuance of the Convertible Loan and warrants are first allocated to the warrants based upon the fair value of the warrants being the amount of RMB10,966,998 and the residual amount of proceeds with amount of RMB91,427,502 are allocated to the Convertible Loan. The carrying amount of the Convertible Loan is accreted to the full repayment amount at the earliest repayment date. The accreted interest was recorded as interest expense over the period. The Convertible loan was converted to Series E Preferred Shares in July, 2010. For the year ended December 31, 2010, the interest expense from the accretion was RMB10,249,998, net of the foreign exchange gain of RMB718,000 resulting from the fluctuation of the foreign currency exchange rates from the date of issuance of the Convertible Loan to the date of its conversion. The proceeds from the issuance of the Series E Preferred Shares and warrants are also first allocated to the warrants based upon the fair value of the warrants being the amount of RMB18,392,553 and the residual amount of proceeds with amount of RMB218,041,527 are allocated to the Series E Preferred Shares.

In accordance with ASC 480-10-S99-3A, and consistent with the accounting for Series A, B, C and D preferred shares, the carrying value of the Series E preferred shares was adjusted for accretion to the redemption price over the period from the date of issuance to the first possible redemption date (which is twenty four months from its issuance date) using the interest method and the translation difference with a corresponding adjustment to accumulated deficits. The warrants were carried subsequently at fair value and the changes in the fair value on each balance sheet dates are recognized separately in the consolidated statements of operations. The losses arising from changes in the fair values of the warrants were RMB124,680,060 and RMB113,732,565 in the year ended December 31, 2010 and 2011, respectively.

Prior to its initial public offering in August 2011, when determining the fair value of the warrants, the Company applied the Black-Scholes option pricing model with the following assumptions.

	April 15, 2010	July 28, 2010	December 31, 2010

Expected volatility (%)	42	31	37
Expected dividend yield (%)	—	—	—
Expected term (years)	1.61	1.31	0.50
Risk-free interest rate (per annum) (%)	1.55	1.54	1.11

•

Expected volatility was estimated based on average annualized standard deviation of the share price of comparable listed companies and applied certain discount for a period equal to the expected term preceding the valuation date.

•	Expected dividends are considered as zero because the Company has no history or expectation of paying dividends on its ordinary shares.
•

The expected term was determined based on the expected timing of completion of the IPO since the warrants have an exercise period ending on the earlier of (a) the fifth anniversary of the issuance date and (b) the closing of Qualified IPO.

•	Risk-free interest rates are based on the derived market yield of the US$ denominated Chinese government bonds for the term approximating the expected life of the warrants at the time of valuation.

Upon the initial public offering, the Company measured the fair value of the warrants before their exercise using IPO price of US$ 7.25 per ordinary share with its exercise price of US$ 2.7083 per ordinary share.

The Company assessed the beneficial conversion feature attributable to the Convertible Loan in accordance with ASC 470-20 and determined that at the commitment date, there was a contingent beneficial conversion feature with amount of RMB 10,966,998 which was recognized as beneficial conversion charge expense in the consolidated statements of operations upon the automatic conversion of Convertible Loan upon issuance of Series E Preferred Shares. There was no beneficial conversion feature recorded for Series E preferred shares.

Ordinary Shares	12 Months Ended
Dec. 31, 2011
Ordinary Shares

11. Ordinary Shares

In November 2005, the Company issued 12,000,000 ordinary shares to the founders for a consideration of US$ 12,000, equal to the par value of US$ 0.0001.

The holders of the ordinary shares are granted certain registration rights, which include Demand Registration Rights, Form S-3 or Form F-3 Registration Rights and Piggyback Registration Rights. All registration expenses incurred in connection with any demand, piggyback or S-3/F-3 registration, other than any underwriting discounts and selling commissions, shall be borne by the Company.

As of December 31, 2010, the Company was authorized to issue a maximum number of 9,928,751,976 ordinary shares, respectively, at par value of US$0.0001 per share.

On October 28, 2010, the shareholders of the Company adopted a dual-class ordinary share structure effective immediately prior to the completion of the IPO pursuant to which the ordinary shares of the Company are divided into Class A ordinary shares and Class B ordinary shares. Holders of Class A ordinary shares and Class B ordinary shares have the same rights except for voting and conversion rights. Each Class A ordinary share is entitled to four votes on all matters subject to shareholders’ vote, and each Class B ordinary share is entitled to one vote on all matters subject to shareholders’ vote. Each Class A ordinary share is convertible into one Class B ordinary share at any time by the holder thereof. Class B ordinary shares are not convertible into Class A ordinary shares under any circumstances. The dual-class ordinary share structure is viewed as a transfer of value or compensation from holders of Class B ordinary shares to the benefits of Mr. Gary Wei Wang, the sole director and a beneficial owner of First Easy Group Limited, which is the holder of Class A ordinary shares, as an employee in accordance with ASC 718-10-15-4. Therefore, when the dual class structure became effective immediately prior to the completion of the IPO in August 2011, a compensation charge should be recorded based on the incremental fair value and was measured on October 28, 2010, which was considered as the grant date. Based on the assessment the Company performed, the incremental fair value was not material to the Company’s consolidated results of operations or financial condition.

In August 2011, the Company adopted its Amended and Restated Memorandum of Association, pursuant to which, immediately prior to the completion of its initial public offering, the authorized share capital of the Company increased to US$ 1,000,000, divided into a) 9,990,000,000 ordinary shares with a par value of US$ 0.0001 each, of which i) 12,357,500 shares were designated as Class A Ordinary Shares and ii) 9,977,642,500 shares were designated as Class B Ordinary Shares, and b) 10,000,000 preferred shares of a par value of US$ 0.0001 each. Upon the completion of its initial public offering in August 2011, 12,000,000 ordinary shares were divided into 8,913,333 class A Ordinary Shares and 3,086,667 Class B Ordinary Shares, and the Company issued 1) 69,914,684 Class B Ordinary Shares in conjunction with the conversion of all Series A, B, C, D and E Preferred Shares, 2) 9,230,878 Class B Ordinary Shares for the exercise of the all the warrants by warrant holders and 3) 22,280,000 Class B Ordinary Shares with the IPO price of US$ 7.25 per share for the initial public offering.

As of December 31, 2011, the Company was authorized to issue a maximum number of 9,990,000,000 ordinary shares, respectively, at par value of US$0.0001 per share and total 113,425,562 shares were issued and outstanding, comprised of (i) 8,913,333 Class A Ordinary Shares and (ii) 104,512,229 Class B Ordinary Shares.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Share-Based Compensation

12. Share-Based Compensation

In February 2006, the Board of Directors of the Company passed a resolution to adopt Stock Option Plan (“the Option Plan”) that provides for the granting of options to key employees to acquire ordinary shares of the Company at an exercise price as determined by the Administrator or the Board at the time of grant. Upon this resolution, the Board of Directors and shareholders authorized and reserved 2,000,000 ordinary shares for the issuance under the Plan. In September 2006, the Board of Director of the Company passed a resolution to increase the number of shares reserved for issuance under the Plan by 1,111,110 ordinary shares to 3,111,110 ordinary shares. In April 2007, the Board of Director of the Company passed a resolution to increase the number of shares reserved for issuance under the Plan by 1,530,000 ordinary shares to 4,641,110 ordinary shares. In March 2008, the Board of Director of the Company passed a resolution to increase the number of shares reserved for issuance under the Plan to 5,244,398 ordinary shares. In June 2008, the number of ordinary shares reserved for option issuance under the Plan increased to 7,050,324 ordinary shares. In July 2010, the number of ordinary shares reserved for option issuance under the Plan increased to 12,240,118 ordinary shares.

On July 25, 2011, the shareholders of the Company passed a resolution to increase the number of ordinary shares reserved for issuance under the Option Plan of the Company. Upon this resolution, the aggregate number of ordinary shares reserved for issuance under the Option Plan was 14,123,214 for 2011, and for each of the subsequent four years, the number of ordinary shares reserved for issuance under the Option Plan will increase annually by two percent of the Basic Share Number (as defined below). The Basic Share Number equals: (i) 96,037,898 for the calendar year of 2011, and (ii) for subsequent calendar years, 102% of the Basic Share Number for the prior calendar year. No more than 5,000,000 ordinary shares may be issued upon the exercise of the incentive options as defined under the Option Plan.

The contractual term of the share option under the Option Plan is five years. The options contain service condition with the vesting period of four years, with 25% of the options vesting every year. Except for the vesting period of the option granted on August 20, 2008 to certain directors of the Company, which has a vesting period of sixteen months. As disclosed in Note 2(x), the Company’s share-based compensation cost is measured at the value of the award as calculated under the Black-Scholes option pricing model.

Option modification

During the years ended December 31, 2009 and 2010, the employees leaving the Company applied to the Company to extend the exercise period of the vested options from 90 days since the termination date to the actual IPO date. The Management of the Company approved to extend the exercisable period of the vested options granted until after the IPO date for some of the employees who were leaving the Company. Such extensions have been limited, and were at the sole discretion of the Company and were considered based on the employment term or contribution of the respective employee to the Company. All employees who were granted the extension had entered into amendments to their original option agreements with the Company. The Company recorded incremental compensation cost of RMB26,829 and RMB126,400 for years ended December 31, 2009 and 2010, respectively on the date the vested options were modified. There was no option modification in 2011.

In July 2010, the Board of Directors resolved to modify the Option Plan that if the Board determined that the IPO of the Company is unlikely to be consummated prior to the original expiration date of the options granted under the Option Plan, upon the application of the grantee, the Board may in its sole discretion to extend the exercisable period of the vested options granted until after the IPO date. All employees who were granted the extension had entered into amendments to their original option agreements with the Company. The Company recorded the incremental compensation cost of RMB33,679 for the year ended December 31, 2010 in respect of such modification.

On October 28, 2010, the Company modified the options granted to Mr. Gary Wei Wang, the founder and chief executive officer of the Company, on August 20, 2008 to enable him to purchase the Class A Ordinary Shares of the Company, when and if the dual-class ordinary share structure became effective, upon exercise of these options. All other terms and conditions remain unchanged. The dual class structure became effective immediately prior to the completion of the IPO, the incremental value resulting from Mr. Gary Wei Wang receives Class A ordinary shares should be recognized as compensation charge immediately after IPO. Based on the assessment the Company performed, the amount was not material to the Company’s consolidated results of operations or financial condition.

A summary of all granted options under the Option Plan was presented below (in US Dollars, except shares):

	Number of Options	Average Exercise Price
		US$
Balance as of December 31, 2008	5,650,695	0.91
Granted	708,600	1.40
Forfeited	(244,000)	0.78
Cancelled	(13,600)	1.40

Balance as of December 31, 2009	6,101,695	1.02
Granted	1,729,700	2.75
Forfeited	(646,600)	1.67

Balance as of December 31, 2010	7,184,795	1.38
Granted	2,838,600	4.57
Forfeited	(746,300)	2.64

Balance as of December 31, 2011	9,277,095	2.24

Exercisable as of December 31, 2011	5,238,233	1.07

The following table summarizes information about share options outstanding as of December 31, 2011:

	Options outstanding			Options exercisable
Exercise price	Number of options outstanding	Remaining contractual life (years)	Aggregate Intrinsic Value (US$)	Number exercisable	Remaining contractual life (years)	Aggregate Intrinsic Value (US$)

US$0.001	1,055,000	—	2,894,920	1,055,000	—	2,894,920
US$0.100	319,000	—	843,755	319,000	—	843,755
US$0.300	326,600	0.26	798,537	310,550	0.22	759,295
US$1.400	3,672,295	1.49	4,939,237	3,175,408	1.45	4,270,923
US$2.800	573,600	3.18	—	164,950	3.19	—
US$2.708	706,600	3.56	25,932	213,325	3.56	7,829
US$4.956	1,608,300	4.06	—	—	—	—
US$4.088	915,700	4.78	—	—	—	—
US$2.600	100,000	4.97	—	—	—	—

Total	9,277,095		9,502,381	5,238,233		8,776,722

The aggregate intrinsic value of options outstanding and options exercisable as of December 31, 2010 was calculated as the difference between the estimated fair value of the Company’s ordinary shares as of December 31, 2010 and the exercise price of the share options. The aggregate intrinsic value of options outstanding and options exercisable as of December 31, 2011 was calculated as the difference between the market price of the Company’s ordinary shares as of December 31, 2011 and the exercise price of the share options.

Prior to the Company’s IPO, the Company has accounted for its options granted to employees as liability awards as the exercise price was denominated in US$ while the functional currency of the Company is RMB and the underlying shares were not publicly traded. The share-based compensation liability was initially recognized at estimated fair-value on the date of grant and was subsequently remeasured at the end of each reporting period with an adjustment for the estimated fair-value recorded to the current period expense in order to properly reflect the cumulative expense based on the current estimated fair value of the vested options over the vesting period.

Subsequent to the Company’s initial public offering, the Company accounts for its options granted to employees as equity awards, as the Company’s shares are now publicly traded. In addition, the liability awards were reclassified to equity awards on the date of the Company’s initial public offering. The fair value of the liability awards outstanding was remeasured with the fair value of the share-based liabilities relating to the vested options reclassified to Additional Paid-in Capital and the fair value of the unvested options to be recognized over the remaining requisite service period as compensation expenses.

For the years ended December 31, 2009, 2010 and 2011, RMB 11,522,350, RMB 104,576,369 and RMB 105,034,741 were recorded as share-based compensation expenses. The stock-based compensation expenses of RMB 105,034,741 represented the fair value change in liability awards which has been reclassified to equity upon the Company’s initial public offering and compensation expenses for the equity awards subsequent to the IPO.

The weighted average grant-date fair values of each option for employee were US$0.87, US$2.05 and US$18.48 for the years ended December 31, 2009, 2010 and 2011. There was no income tax benefit recognized in the statements of operations for share-based compensation plans in the years ended December 31, 2009, 2010 and 2011.

Under ASC 718, the Company applied the Black-Scholes option pricing model in determining the fair value of options granted. The assumptions used to value share-based compensation awards are presented as follows:

For the years ended December 31
	2009	2010	2011

Expected volatility (%)	60-75	35-60	40-75
Expected dividend yield (%)	—	—	—
Expected term(years)	1.42-4	0.25-3.58	1.00-7.00
Risk-free interest rate (per annum) (%)	1.38-3.59	0.99-1.83	1.10-2.40

The Company estimated the expected volatility at the date of grant based on average annualized standard deviation of the share price of comparable listed companies. The Company has no history or expectation of paying dividends on its ordinary shares. The Company estimated the expected term based on the timing of the expected public offering or using the simplified method under ASC 718-10-S99, the vesting schedule and the exercise period of the options. Risk-free interest rates are based on the derived market yield of the US$ denominated Chinese Government bonds for the term approximating the expected life of award at the time of grant.

As of December 31, 2011, there was RMB 65,900,481 of unrecognized compensation cost for employee related to unvested share-based compensation arrangements granted under the Option Plan. The cost was expected to be recognized over a remaining weighted-average period of 2.95 years as of December 31, 2011.

Taxation	12 Months Ended
Dec. 31, 2011
Taxation

13. Taxation

(a) Income taxes

The provisions for income taxes were summarized as follows:

Years ended December 31
	2010	2011
	RMB	RMB

Current income tax expense	—	—
Deferred tax benefit	—	—

Income tax expense	—	—

The components of loss before income taxes for PRC and non-PRC operations were as follows:

	Years ended December 31
	2009	2010	2011
	RMB	RMB	RMB

Loss arising from PRC operations	(139,225,855)	(86,563,768)	(223,774,378)
Loss arising from non-PRC operations	(5,551,298)	(260,836,069)	(287,387,388)

Loss before taxes	(144,777,153)	(347,399,837)	(511,161,766)

Income tax expense relating to PRC operations	—	—	—
Income tax benefit relating to non-PRC operations	—	—	—

	—	—	—

Cayman

Under the current laws of Cayman, the Company, being a Cayman incorporated company, is not subject to tax on income or capital gain. In addition, upon payments of dividends by the Company to its shareholders, no Cayman withholding tax will be imposed.

British Virgin Islands

Under the current tax laws of British Virgin Islands, Starcloud BVI is not subject to tax on income or capital gain. In addition, no British Virgin Islands withholding tax will be imposed on payments of dividends by Starcloud BVI to its shareholders.

PRC

In March 2007, the Chinese government enacted the Corporate Income Tax Law, and promulgated related regulations Implementing Regulations for the PRC Corporate Income Tax Law. The law and regulations went into effect on January 1, 2008. The Corporate Income Tax Law, among other things, imposes a unified income tax rate of 25% for both domestic and foreign invested enterprises. The Corporate Income Tax Law provides a five-year transitional period for those entities established before March 16, 2007, which enjoyed a favorable income tax rate of less than 25% under the previous income tax laws and regulations, to gradually change their income tax rates to 25%. Accordingly, the income tax rate is 20%, 25% and 25% in 2009, 2010 and 2011 respectively.

The following table set out the reconciliation of the statutory income tax rate and the Group’s effective tax rate:

	Years ended December 31
	2009	2010	2011

Statutory EIT rate	20.0%	25.0%	25%
Non-deductible tax losses*	(0.2%)	(18.8%)	(14.1%)
Change in valuation allowance	(19.8%)	(6.2%)	(10.9%)

Effective EIT rate	—	—	—

*	This reconciling item primarily relates to losses incurred by the Company and Starcloud BVI incorporated in BVI with no corresponding deferred tax assets, since the Company and Starcloud BVI are not subject to income tax under the Cayman and BVI laws.

(b) Deferred tax

The Group’s significant components of deferred tax assets were as follows:

	Years ended December 31
	2010	2011
	RMB	RMB

Net operating losses	88,798,333	121,369,268
Accrued liabilities	34,389,202	47,898,888
Fixed assets depreciation	428,268	1,127,603
Allowance for doubtful accounts	1,875,133	11,038,772

Total	125,490,936	181,434,531
Less: Valuation allowance	(125,490,936)	(181,434,531)

Net deferred tax assets	—	—

As of December 31, 2009, 2010 and 2011, valuation allowances were provided for tax losses carry-forward and other deferred tax assets because it was more likely than not that such deferred tax will not be realized based on the Group’s estimate of its future taxable income. Accumulated tax losses of approximately RMB 389,157,840, RMB 506,083,746 and RMB 672,646,922 carried forward as of December 31, 2009, 2010 and 2011 will expire through 2012 to 2016. If any events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowances will increase income when those events occur. The Company recognized additional valuation allowances for RMB 34,806,464, RMB 21,640,942 and RMB55,943,595 during the years ended December 31, 2009, 2010 and 2011, respectively.

The Corporate Income Tax Law also imposes a 10% withholding income tax for dividends distributed by a foreign invested enterprise to its immediate holding company outside China, which were exempted under the previous income tax laws and rules. All the foreign invested enterprises are subject to withholding tax on dividends distribution effective from January 1, 2008. Since Group is currently loss making and the Company intends to reinvest its future earnings to further expand its businesses, its PRC subsidiary do not intend to declare dividends to their immediate foreign holding companies in foreseeable future.

In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement. The Company did not have any uncertain tax positions for the year ended December 31, 2009, 2010 and 2011. The Company does not anticipate the uncertain tax positions to significantly increase or decrease within twelve months of December 31, 2011.

The various entities within the Group were in tax loss position during the reporting periods and as discussed above, no deferred tax asset has been recognized for the carry forward tax losses. Therefore, there was no impact of the preferential tax treatment on the loss per share.

(c) Sales taxes

The Group is subject to sales taxes of 9.5% with a business tax of 5% and a cultural and educational related surcharge of 4.5% on the provision of advertising services. In 2011, the cultural and educational related surcharge rate decreased to 3.5% on the provision of advertising services.

(d) Value-added taxes

In November 2011, the Ministry of Finance released Circular Caishui [2011] No. 111 mandating Shanghai to be the pilot of a tax reform program. Effective January 1, 2012, all entities in Shanghai that fall in the category of “selected modern service industries” will switch from a business tax payer and become a VAT payer. All of our subsidiaries in Shanghai were subject to VAT at a rate of 6% by issuing VAT invoice and stop paying 5% business tax from January 1, 2012 onwards. For the year ended December 31, 2011, there was amount of RMB 143,014,764 advertising revenue that the Company has not issued tax invoices and accordingly was subject to VAT, which was presented net of VAT of RMB 8,264,154.

Loss per Share	12 Months Ended
Dec. 31, 2011
Loss per Share

14. Loss per Share

Basic and diluted net loss attributable to the Company’s ordinary shareholders per ordinary share is as follows:

	For the Years Ended December 31,
	2009	2010	2011
	RMB	RMB	RMB

Numerator:
Net loss for the year	(144,777,153)	(347,399,837)	(511,161,766)
Accretion / remeasurement for Preferred Shares	(308,439)	(14,983,908)	(14,884,953)

Numerator for basic and diluted loss per share	(145,085,592)	(362,383,745)	(526,046,719)

Denominator:
Weighted average ordinary shares outstanding for basic and diluted calculation	12,000,000	12,000,000	50,069,321

Basic and diluted loss per ordinary share	(12.09)	(30.20)	(10.51)

The potentially dilutive securities such as share based awards, preferred shares, convertible loan and warrants were not included in the calculation of dilutive loss per share because of their anti-dilutive effect.

The Company’s preferred shares are participating securities and as such would be included in the calculation of basic earnings (loss) per share under the Two-class Method in periods of net loss if, based on the contractual terms of the preferred shares, the preferred shares have a contractual obligation to share in the losses of the Company. For the years ended December 31, 2009, 2010 and 2011, it was determined that the preferred shareholders have no such obligation to share in the losses of the Company and therefore no loss was allocated to them in the computation of basic loss per share.

The following ordinary shares equivalent were excluded from the computation of diluted net loss per ordinary share for the periods presented because including them would have had an anti-dilutive effect:

	For the Years Ended December 31,
	2009	2010	2011

Preferred shares	51,452,917	69,914,684	—
Share-based awards	2,622,823	7,184,795	9,277,095
Warrants of the Series E Preferred Shares (Note 10)	—	9,230,878	—

Commitments and contingencies	12 Months Ended
Dec. 31, 2011
Commitments and contingencies

15. Commitments and contingencies

(a) Operating lease commitments

The Group leases office premises under non-cancellable leases. Rental expenses under operating leases for the years ended December 31, 2009, 2010 and 2011 were RMB 6,806,086, RMB 8,508,838, and RMB12,267,009, respectively.

In addition, the Group also leases internet bandwidth under non-cancellable leases. Internet bandwidth leasing cost for the years ended December 31, 2009, 2010 and 2011 were RMB 74,385,535, RMB 103,634,434 and RMB 180,244,594, respectively.

As of December 31, 2011, the Group had remaining outstanding commitments in respect of its non-cancellable operating leases as follows:

RMB

2012	155,549,771
2013	47,856,122
2014	23,632,573
2015	16,122,911
2016	32,010,185

275,171,561

(b) Contingencies

The shareholders of VIEs maybe involved in personal disputes with third parties that may have adverse effect on their respective equity interests in the relevant VIEs. On October 11, 2010, the ex-wife of Mr. Gary Wei Wang, the founder and chief executive officer of the Company who holds 95% of the equity interests in Quan Toodou, initiated a lawsuit against him with a local court in Shanghai, PRC and claimed for the division of 76% equity interest of Quan Toodou held by Mr. Wang, which she alleges to form part of the community property during their marriage. The dispute has been settled by the court on June 10, 2011. The detailed evaluation and assessment of the impact has been included in Note 2(b).

The Group is subject to claims and litigations, which may arise in the normal course of business. As of December 31, 2011, there were a total of 47 lawsuits against the Company with the total claim amount of RMB 3.4 million. These claims relate to the allegations of infringement of copyrights of others as well as other claims of liability. Based on the management’s assessment of each lawsuit and advice from external PRC litigation counsel, the Group believed that it is probable that the Group could incur a loss with respect to some of these litigations, whether through reaching a final judgment on the merits or through settlement. In addition, as disclosed in Note 17(a) to the consolidated financial statements, the Company has also evaluated the subsequent litigation arose after the balance sheet date to accrue liabilities associated with claims and litigations related to events existed at December 31, 2011 as the conditions existed as of the December 31, 2011 that become probable and estimable. Accordingly, the Group collectively accrued a litigation liability of RMB 1.4 million as of December 31, 2011 associated with these claims and litigations (Note 9). Although it is reasonably possible that additional losses in excess of amounts currently accrued may be incurred, the Company does not expect such amounts to be material to its business and consolidated financial statements based on the Company’s assessment with the advice from external PRC litigation counsel and the historical outcomes.

On December 21, 2010, the Company received a letter from legal counsel representing Twentieth Century Fox Film Corporation, Universal City Studios LLLP, Viacom Inc., Paramount Pictures Corporation, and Warner Bros. Entertainment Inc. (the “Content Owners”), alleging copyright infringement by the Company. The Company has engaged a legal counsel to assist in its discussion with the Content Owners and to negotiate the additional copyright protection measures, including filtering which the Company will undertake. Subsequently the Company entered into a Content Protection Agreement with the Content Owners to undertake certain steps to prevent copyright infringement in the future on April 7, 2011. There can be no assurance that the Company will avoid legal claims in the future for past infringements by the Content Owners for material amounts. If the Content Owners successfully assert a claim for copyright infringement, the resultant liability could have a material impact on the Company’s business, financial position and results of operations. The Company has not made any provision in the consolidated financial statements as of each balance sheet date for this matter. Management has implemented a number of additional steps to improve its copyright protection policy and procedures, including upgrading its copyright infringement detection system.

Apart from the discussion above and discussion included in Note 17, the Group is not currently a party to, nor is it aware of, any legal proceeding, investigation or other claims that is likely to have a material adverse effect on its business, financial condition or results of operations. Although we have not previously been subject to legal actions for copyright infringement in jurisdictions other than the PRC, it is possible that we may be subject to such claims in the future.

Certain Risks and Concentration	12 Months Ended
Dec. 31, 2011
Certain Risks and Concentration

16. Certain Risks and Concentration

Foreign exchange risk

The Group’s financing activities are denominated in US$. Remittances of foreign currencies into the PRC and exchange of foreign currencies into RMB require approval by foreign exchange administrative authorities and certain supporting documentation. As of December 31, 2010, the Group’s cash funds, including restricted cash, denominated in US$ 46,719,248, AUD 434 and short-term investments in EUR 662,834 are exposed to foreign exchange risk. As of December 31, 2011, the Group’s cash funds, including restricted cash, denominated in US$ 19,033,643 and HKD 57,839 are exposed to foreign exchange risk.

The Group’s revenues and purchases are generally denominated in RMB and the Group’s assets and liabilities are denominated in RMB, except for cash held in other currencies and preferred shares which are denominated in US$. RMB is not freely convertible into foreign currencies. In the PRC, foreign exchange transactions are required by law to be transacted only by authorized financial institutions at the exchange rates set by the People’s Bank of China (the “PBOC”). Remittances in currencies other than RMB by the Group in the PRC require certain supporting documentation in order to affect the remittance.

Concentration of customer risk

The Group depends on a limited number of customers for a significant portion of the revenue. The top 10 customers accounted for 52%, 46%, and 44% of the revenue for the years ended December 31, 2009, 2010 and 2011, respectively.

No individual customer accounted for over 10% of accounts receivable and revenue as of December 31, 2009, 2010 and 2011 and for the years then ended respectively.

Credit risk

As of December 31, 2010 and 2011, substantially all of the Group’s cash and cash equivalents and short-term investments were held by reputable financial institutions in the jurisdictions where the Company and its subsidiaries are located. China does not have an official deposit insurance program, nor does it have an agency similar to The Federal Deposit Insurance Corporation (FDIC) in the United States. However, the Group believes that the risk of failure of any of these PRC banks is remote. Bank failure is extremely uncommon in China and the Group believes that those Chinese banks that hold the Company’s cash, cash equivalents, short-term investments and long term time deposit are financially sound based on public available information.

The Group has not experienced any losses on its deposits of cash and cash equivalents and short-term investments. Furthermore, prior to entering into contracts, the Group makes a credit assessment of the customer to assess the collectability of the contract.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

17. Subsequent Events

(a) Subsequent litigations against the Group

Subsequent to December 31, 2011, certain copyright holders filed a total of 22 lawsuits against the Company for unauthorized display of their contents on the Company’s website with the total claim amount of RMB7.3 million. Based on the management’s assessment for each lawsuit and the advice from external PRC litigation counsel, the Group believed that it is probable that it could incur a loss with respect to some of these litigations. Accordingly, as disclosed in Note 9 and 15 (b), the Group collectively accrued liabilities associated with claims and litigations related to events existed at December 31, 2011 as they become probable and could be reasonably estimated. While it is reasonably possible that additional losses in excess of amounts currently accrued may be incurred, the Company does not expect such amounts to be material to its business and consolidated financial statements based on the Company’s assessment with the advice from its external PRC litigation counsel and the historical outcomes.

In February 2012, the Company has received a notification of lawsuit filed by a third party, where the plaintiff claimed that in December 2011, the Company announced in a press conference with respect to an asserted copyright infringement by the plaintiff had constituted the unfair competitive practices and claimed a damage of RMB 4.8 million. Based on the management’s assessment and the advice from the external PRC litigation counsel, the Group believes that the likelihood that the plaintiff will prevail is remote and the potential impact if any is not likely be material to its business and the consolidated financial statements.

(b) Cooperation with Sina Weibo

In February 2012, the Company started to cooperate with Sina Weibo,which is operated by Sina Corporation, an equity investor of the Company, for its users to upload and share videos seamlessly onto the Company’s site. With such cooperation, Sina Weibo users are able to register with the Company’s site automatically using its Sina Weibo accounts and enjoy the full functionality of the Company’s site as the Company’s registered users.

(c) Establishment of Beijing Tixian Digital Science and Technology Co., Ltd. (“Beijing Tixian”)

In January 2012, Beijing Tixian, a VIE of the Company was established, which primarily engaged in animation related business. The Company, through Reshuffle Shanghai, entered into various contractual agreements with Beijing Tixian or its nominee shareholders, pursuant to which, the Company holds all of the variable interests of Beijing Tixian.

(d) Merger with Youku Inc. (“Youku”)

On March 11, 2012, the Company and Youku entered into a definitive agreement for the Company to combine with Youku in a 100% stock-for-stock transaction. Under the terms of the agreement, each Class A ordinary share and Class B Ordinary Share of the Company issued and outstanding immediately prior to the effective time of the merger will be cancelled in exchange for the right to receive 7.177 Class A Ordinary Shares of Youku, and each American depositary share (“ADS”) of the Company, each of which represents four Class B Ordinary Shares of the Company, will be cancelled in exchange for the right to receive 1.595 ADSs of Youku, each of which represents 18 Youku Class A ordinary shares resulting in the shareholders and ADS holders of Youku and the Company owning approximately 71.5% and 28.5% of the combined entity, respectively, immediately upon completion of the transaction. Upon completion, the combined entity will be named Youku Tudou Inc. Youku’s ADSs will continue to be listed on the NYSE under the symbol “YOKU”.